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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07148

Schwartz Investment Trust
(Exact name of registrant as specified in charter)

801 W. Ann Arbor Trail, Suite 244 Plymouth, Michigan	48170
(Address of principal executive offices)	(Zip code)

George P. Schwartz

Schwartz Investment Counsel, Inc. 801 W. Ann Arbor Trail, Plymouth, MI 48170
(Name and address of agent for service)

Registrant's telephone number, including area code:	(734) 455-7777

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

SCHWARTZ VALUE FOCUSED FUND

value investing since 1984

TICKER SYMBOL: RCMFX

unaudited

SEMI-ANNUAL REPORT

JUNE 30, 2018

Schwartz Value Focused Fund

Shareholder Services c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-0753	Investment Adviser Schwartz Investment Counsel, Inc. 801 W. Ann Arbor Trail Suite 244 Plymouth, MI 48170

Dear Fellow Shareholders:

The Schwartz Value Focused Fund (the “Fund”) had a strong start to the year with a total return of 6.09% for the six-month period ended June 30, 2018 compared to 2.91% for the S&P 1500 Index (the “Index”). The Fund also performed well for the one-year period ended June 30, 2018, with a total return of 18.74% compared to 14.50% for the Index. The Fund’s performance for that period ranked in the top 4th percentile out of 456 funds in Morningstar’s Mid-Cap Blend category based on total return. The Fund’s recent outperformance is notable, given our value-laden portfolio and considering the ongoing underperformance of value stocks compared to growth stocks. For the first 6 months of 2018, the S&P 500 Value component returned -2.22% compared to 7.28% for the Growth component.

The Fund’s best performing security this year is Texas Pacific Land Trust (the “Trust” or TPL), which is also the Fund’s largest holding. You may recall that we initiated our position just over two years ago at $170. Today, the share price is over $700 and we believe considerable upside remains. The Trust owns nearly 900,000 acres of land in West Texas – in the heart of the Permian Basin – which has become the epicenter of the U.S. oil fracking boom. The Trust generates revenue primarily from oil & gas mineral rights, a rapidly expanding water rights business, and periodic land sales. Remarkably, TPL produces a 91% pre-tax profit margin and a 160% return on equity, with a zero-debt balance sheet. In 2017, revenue and earnings grew 121% and 109%, respectively. Last year’s growth is clearly unsustainable long term, but TPL has the potential to achieve out-sized revenue and earnings growth for many years to come.

The stock price of Madison Square Garden Company (MSG) has appreciated more than 45% this year, after initiating our position near the end of 2017. MSG owns and operates professional sports teams (New York Knicks, New York Rangers), various athletic and entertainment venues (Madison Square Garden, The Forum in L.A., Radio City Music Hall), and other entertainment productions (the Rockettes). Based on its diverse portfolio of iconic and irreplaceable assets, we believe the shares still represent a significant discount to our intrinsic value estimation. MSG is a top-10 holding in the Fund.

The Fund’s five best performing securities in the first half of this year were:

Company	Industry	YTD Return
Texas Pacific Land Trust	Real Estate	56.87%
Madison Square Garden Company	Leisure	45.67%
Interactive Brokers Group, Inc.	Investment Brokerage	31.91%
MasterCard, Inc.	Credit Services	31.26%
TJX Companies, Inc.	Retail	25.48%

The main detractors from performance were consumer-oriented companies in the airline, retail, and consumer products sectors. The share prices of American Airlines Group, Inc. and Delta Air Lines, Inc. have been weak in recent months. The fear of rising energy prices has dampened investor enthusiasm in the airline sector. We believe American and Delta are strong franchises and attractively priced, as both stocks trade for 9x 2018 estimated earnings. Qurate Retail, Inc. (formerly known as Liberty Interactive QVC), is the leading TV, video, and Internet commerce retailer that owns QVC and the Home Shopping Network. Qurate’s stock price was down 23% in the first half of the year, as it transitions from a complicated tracking stock structure to a traditional asset-backed stock. The company is growing modestly and generates strong free cash flow, which is primarily used to repurchase shares. We believe Chairman John Malone to be a good capital allocator and expect Qurate to generate above-average shareholder returns over time.

The Fund’s five worst performing securities in the first half of 2018 were:

Company	Industry	YTD Return
American Airlines Group, Inc.	Airlines	-26.71%
Qurate Retail, Inc.	TV and Internet Retail	-22.59%
Liberty Global plc	Communication Services	-21.37%
Spectrum Brands Holdings, Inc.	Consumer Products	-13.04%
Delta Air Lines, Inc.	Airlines	- 9.30%

During the past six months, we liquidated 3 stocks from the portfolio: Goldcorp, Inc. – due deteriorating fundamentals, QUALCOMM, Inc. – better risk/reward opportunities, and Service Master Global Holdings, Inc. – stock price reached our estimate of intrinsic value. New positions were established in five companies that meet our criteria of owning shares of high-quality businesses, in strong financial condition, that are selling at discount to our estimate of intrinsic value:

●

Avid Bioservices, Inc. (CDMO) – Avid is a biologic contract development and manufacturing company that provides a range of process development and manufacturing services for the biotech and biopharma industries. Avid’s industry is characterized by high margins, high return on invested capital, long-term contracts, and high barriers to entry. The stock is trading at a price substantially below our estimate of intrinsic value.

●

Delta Airlines, Inc. (DAL) – Delta is one of the largest and, in our view, best-managed airlines in the world. In recent years, mid-single digit top-line growth, along with improving margins has led to record profitability. For 2018, the company should generate $5.50/share in earnings and $9.50/share in gross cash flow. At a recent price of $49 the stock looks extremely inexpensive, selling for 9x earnings and 5x cash flow. We applaud management for aggressively repurchasing shares in recent quarters at such a low valuation.

●

DowDupont, Inc. (DWDP) – DowDupont is a holding company formed by the August 2017 merger of Dow Chemical and DuPont. The company engages in agriculture, material sciences, and specialty products businesses worldwide. The company has announced plans for the separation of its operation into three independent companies and we believe this transaction will ultimately unlock shareholder value. Meanwhile, management recently enacted a large share repurchase program, which seems like a wise capital allocation given the current depressed share price.

●

Liberty Media Corporation Formula One (FWONK) – Formula One is the leading global automotive sport with an estimated 400 million fans all over the globe. About 18 months ago, Chairman John Malone and CEO Greg Maffei hired Chase Carey

2

to run Formula One. Under his capable leadership, we believe the company has several growth opportunities ahead, including higher broadcast rights, expanded advertising and sponsorships, and recently launched digital products and services aimed at die-hard Formula One fans.

●

Spectrum Brands Holdings, Inc. (SPB) – Spectrum Brands is a leading and highly diversified supplier of household and personal care products. Major product categories include: batteries, hardware/home improvement, pet supplies, home/garden goods, and auto care. The long-term appreciation potential of these shares is substantial.

As always, we’re working tirelessly to find opportunities that meet our stringent, value-oriented investment criteria. We continue to believe the Fund contains several under-valued and under-appreciated stocks. As such, we remain enthused about the Fund’s future investment prospects.

Thank you for being a shareholder in the Fund.

Timothy S. Schwartz, CFA	George P. Schwartz, CFA
Lead Portfolio Manager	Co-Portfolio Manager

Past performance is no guarantee of future results. The Fund received the following percentile rankings for the 5 and 10 year periods ending 6/30/18, respectively: 96 out of 329 funds and 90 out of 232 funds in the Morningstar Mid-Cap Blend category. Rankings are based on total return.

3

SCHWARTZ VALUE FOCUSED FUND
TEN LARGEST EQUITY HOLDINGS *
June 30, 2018 (Unaudited)

Shares	Security Description	Market Value	% of Net Assets
4,500	Texas Pacific Land Trust	$3,129,075	13.6%
70,000	Qurate Retail, Inc.	1,485,400	6.5%
50,000	ARRIS International plc	1,222,250	5.3%
37,500	Kroger Company (The)	1,066,875	4.6%
80,000	Barrick Gold Corporation	1,050,400	4.6%
3,000	Madison Square Garden Company (The) - Class A	930,570	4.1%
30,000	Axalta Coating Systems Ltd.	909,300	4.0%
3	Berkshire Hathaway, Inc. - Class A	846,120	3.7%
10,000	Cognizant Technology Solutions Corporation - Class A	789,900	3.4%
2,000	AMERCO	712,300	3.1%

*	Excludes cash equivalents.

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	21.7%
Consumer Staples	7.3%
Energy	20.6%
Financials	9.2%
Health Care	1.3%
Industrials	8.9%
Information Technology	14.6%
Materials	14.1%
Money Market Funds, Liabilities in Excess of Other Assets	2.3%
100.0%

4

SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
June 30, 2018 (Unaudited)

COMMON STOCKS — 97.7%	Shares	Market Value
Consumer Discretionary — 21.7%
Diversified Consumer Services — 1.3%
Graham Holdings Company - Class B	500	$293,050

Household Durables — 2.6%
Garmin Ltd.	10,000	610,000

Internet & Direct Marketing Retail — 6.5%
Qurate Retail, Inc. *	70,000	1,485,400

Media — 8.4%
Liberty Global plc - Series C *	15,000	399,150
Liberty Media Corporation - Liberty Formula One - Series C *	16,000	594,080
Madison Square Garden Company (The) - Class A *	3,000	930,570
		1,923,800
Specialty Retail — 2.9%
TJX Companies, Inc. (The)	5,000	475,900
Tractor Supply Company	2,500	191,225
		667,125
Consumer Staples — 7.3%
Beverages — 0.9%
Brown-Forman Corporation - Class B	4,000	196,040

Food & Staples Retailing — 4.6%
Kroger Company (The)	37,500	1,066,875

Household Products — 1.8%
Spectrum Brands Holdings, Inc.	5,000	408,100

Energy — 20.6%
Oil, Gas & Consumable Fuels — 20.6%
Apache Corporation	6,000	280,500
Devon Energy Corporation	14,000	615,440
Noble Energy, Inc.	20,000	705,600
Texas Pacific Land Trust	4,500	3,129,075
		4,730,615
Financials — 9.2%
Capital Markets — 3.1%
Interactive Brokers Group, Inc. - Class A	3,000	193,230
Moody's Corporation	3,000	511,680
		704,910

5

SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 97.7% (Continued)	Shares	Market Value
Financials — 9.2% (Continued)
Diversified Financial Services — 3.7%
Berkshire Hathaway, Inc. - Class A *	3	$846,120

Insurance — 2.4%
Unico American Corporation *	70,000	553,000

Health Care — 1.3%
Biotechnology — 1.3%
Avid Bioservices, Inc. *	75,000	294,000

Industrials — 8.9%
Airlines — 4.2%
American Airlines Group, Inc.	15,000	569,400
Delta Air Lines, Inc.	8,000	396,320
		965,720
Electrical Equipment — 1.6%
AMETEK, Inc.	5,000	360,800

Road & Rail — 3.1%
AMERCO	2,000	712,300

Information Technology — 14.6%
Communications Equipment — 5.3%
ARRIS International plc *	50,000	1,222,250

Electronic Equipment, Instruments & Components — 4.2%
Arrow Electronics, Inc. *	7,000	526,960
Avnet, Inc.	10,000	428,900
		955,860
IT Services — 5.1%
Cognizant Technology Solutions Corporation - Class A	10,000	789,900
MasterCard, Inc. - Class A	2,000	393,040
		1,182,940
Materials — 14.1%
Chemicals — 6.8%
Axalta Coating Systems Ltd. *	30,000	909,300
DowDuPont, Inc.	10,000	659,200
		1,568,500

6

SCHWARTZ VALUE FOCUSED FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 97.7% (Continued)	Shares	Market Value
Materials — 14.1% (Continued)
Metals & Mining — 7.3%
Barrick Gold Corporation	80,000	$1,050,400
Pan American Silver Corporation	35,000	626,500
		1,676,900

Total Common Stocks (Cost $17,134,871)		$22,424,305

MONEY MARKET FUNDS — 4.5%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 1.70% (a) (Cost $1,032,428)	1,032,428	$1,032,428

Total Investments at Market Value — 102.2% (Cost $18,167,299)		$23,456,733

Liabilities in Excess of Other Assets — (2.2%)		(490,947)

Net Assets — 100.0%		$22,965,786

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of June 30, 2018.
See notes to financial statements.

7

SCHWARTZ VALUE FOCUSED FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2018 (Unaudited)

ASSETS
Investments, at market value (cost of $18,167,299) (Note 1)	$23,456,733
Dividends receivable	5,422
Other assets	8,322
TOTAL ASSETS	23,470,477

LIABILITIES
Payable for investment securities purchased	461,504
Payable to Adviser (Note 2)	29,168
Payable to administrator (Note 2)	3,000
Other accrued expenses	11,019
TOTAL LIABILITIES	504,691

NET ASSETS	$22,965,786

NET ASSETS CONSIST OF:
Paid-in capital	$16,573,142
Accumulated net investment loss	(26,641)
Accumulated net realized gains from investment transactions	1,129,851
Net unrealized appreciation on investments	5,289,434
NET ASSETS	$22,965,786

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	818,888

Net asset value, offering price and redemption price per share (Note 1)	$28.05

See notes to financial statements.

8

SCHWARTZ VALUE FOCUSED FUND
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2018 (Unaudited)

INVESTMENT INCOME
Dividends (Net of foreign tax of $1,088)	$115,736

EXPENSES
Investment advisory fees (Note 2)	108,192
Trustees’ fees and expenses (Note 2)	42,057
Administration, accounting and transfer agent fees (Note 2)	18,000
Legal and audit fees	13,056
Registration and filing fees	7,973
Postage and supplies	5,345
Printing of shareholder reports	3,775
Custodian and bank service fees	2,814
Insurance expense	633
Compliance service fees and expenses (Note 2)	291
Other expenses	7,111
TOTAL EXPENSES	209,247
Less fee reductions by the Adviser (Note 2)	(66,870)
NET EXPENSES	142,377

NET INVESTMENT LOSS	(26,641)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from investment transactions	1,129,851
Net change in unrealized appreciation (depreciation) on investments	237,604
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,367,455

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,340,814

See notes to financial statements.

9

SCHWARTZ VALUE FOCUSED FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
FROM OPERATIONS
Net investment loss	$(26,641)	$(112,007)
Net realized gains from investment transactions	1,129,851	2,239,114
Net change in unrealized appreciation (depreciation) on investments	237,604	669,495
Net increase in net assets resulting from operations	1,340,814	2,796,602

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)
From net realized gains on investments	—	(1,619,709)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	155,816	328,864
Reinvestment of distributions to shareholders	—	1,557,160
Payments for shares redeemed	(1,122,397)	(1,483,218)
Net increase (decrease) in net assets from capital share transactions	(966,581)	402,806

TOTAL INCREASE IN NET ASSETS	374,233	1,579,699

NET ASSETS
Beginning of period	22,591,553	21,011,854
End of period	$22,965,786	$22,591,553

ACCUMULATED NET INVESTMENT LOSS	$(26,641)	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	5,660	12,584
Shares issued in reinvestment of distributions to shareholders	—	58,584
Shares redeemed	(41,348)	(56,357)
Net increase (decrease) in shares outstanding	(35,688)	14,811
Shares outstanding, beginning of period	854,576	839,765
Shares outstanding, end of period	818,888	854,576

See notes to financial statements.

10

SCHWARTZ VALUE FOCUSED FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended Dec. 31, 2017		Year Ended Dec. 31, 2016		Year Ended Dec. 31, 2015		Year Ended Dec. 31, 2014	Year Ended Dec. 31, 2013
Net asset value at beginning of period	$26.44		$25.02		$21.18		$25.06		$28.54	$23.31

Income (loss) from investment operations:
Net investment loss	(0.03)		(0.13)		(0.08)		(0.11)		(0.08)	(0.04)
Net realized and unrealized gains (losses) on investments	1.64		3.57		3.92		(3.77)		(1.26)	5.80
Total from investment operations	1.61		3.44		3.84		(3.88)		(1.34)	5.76

Less distributions:
From net realized gains on investments	—		(2.02)		—		—		(2.14)	(0.53)

Net asset value at end of period	$28.05		$26.44		$25.02		$21.18		$25.06	$28.54

Total return (a)	6.1	%(b)	13.7%		18.1%		(15.5%)		(4.7%)	24.7%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$22,966		$22,592		$21,012		$18,772		$28,129	$32,030

Ratio of total expenses to average net assets	1.84	%(d)	1.79%		1.80%		1.59%		1.46%	1.45%

Ratio of net expenses to average net assets	1.25	%(c)(d)	1.25	%(c)	1.25	%(c)	1.35	%(c)	1.46%	1.45%

Ratio of net investment loss to average net assets	(0.23	%)(c)(d)	(0.52	%)(c)	(0.35	%)(c)	(0.40	%)(c)	(0.28%)	(0.13%)

Portfolio turnover rate	18	%(b)	48%		48%		104%		72%	57%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.
(c)	Ratio was determined after advisory fee reductions (Note 2).
(d)	Annualized.
See notes to financial statements.

11

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 2018 (Unaudited)

1. Significant Accounting Policies

Schwartz Value Focused Fund (the “Fund”) is a series of Schwartz Investment Trust (the “Trust”), an open-end, non-diversified management investment company established as an Ohio business trust under a Declaration of Trust dated August 31, 1992. Other series of the Trust are not incorporated in this report. The Fund is registered under the Investment Company Act of 1940, as amended.

The investment objective of the Fund is to seek long-term capital appreciation. See the Prospectus for information regarding the principal investment strategies of the Fund.

Shares of the Fund are sold at net asset value (“NAV”). To calculate the NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the NAV per share.

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Valuation of investments — Securities which are traded on stock exchanges, other than NASDAQ, are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an Official Closing Price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Investments representing shares of other open-end investment companies are valued at their NAV as reported by such companies. When using quoted prices and when the market for the securities are considered active, the securities will be classified as Level 1 within the fair value hierarchy (see below). Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures.

12

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments, by security type, as of June 30, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks	$22,424,305	$—	$—	$22,424,305
Money Market Funds	1,032,428	—	—	1,032,428
Total	$23,456,733	$—	$—	$23,456,733

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. There were no Level 3 securities or derivative instruments held by the Fund as of June 30, 2018. It is the Fund’s policy to recognize transfers into or out of any Level at the end of the reporting period. Transfers that occurred between Level 2 and 1 on June 30, 2018 due to the availability of pricing was as follows:

Transfers from Level 2 to Level 1
Common Stocks	$553,000

(b) Income taxes — The Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

13

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following information is computed on a tax basis for each item as of June 30, 2018:

Federal income tax cost	$18,167,299
Gross unrealized appreciation	$5,869,022
Gross unrealized depreciation	(579,588)
Net unrealized appreciation	5,289,434
Accumulated ordinary loss	(26,641)
Other gains	1,129,851
Accumulated earnings	$6,392,644

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for the current and all open tax years (tax years ended December 31, 2014 through December 31, 2017) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Investment transactions and investment income — Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized capital gains and losses on investment transactions are determined on the identified cost basis. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s rules and tax rates.

(d) Dividends and distributions — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually in December. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of the distributions paid to shareholders during the year ended December 31, 2017 was long-term capital gains. There were no distributions paid to shareholders during the six months ended June 30, 2018.

(e) Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Common expenses — Common expenses of the Trust are allocated among the Fund and the other series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

2. Investment Advisory Agreement and Transactions with Related Parties

The Chairman and President of the Trust is also the Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Fund, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

14

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is responsible for the management of the Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Adviser receives from the Fund a quarterly fee at the annual rate of 0.95% per annum of the Fund’s average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of the Fund’s expenses until at least May 1, 2019 so that the ordinary operating expenses of the Fund do not exceed 1.25% per annum of average daily net assets. Accordingly, during the six months ended June 30, 2018, the Adviser reduced its investment advisory fees by $66,870.

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Fund for a period of three years after such fees and expenses were incurred, provided repayment to the Adviser does not cause the ordinary operating expenses of the Fund to exceed 1.25% per annum of average daily net assets. As of June 30, 2018, the Advisor may seek recoupment of investment advisory fee reductions totaling $331,083 no later than the dates stated below:

December 31, 2018	$41,861
December 31, 2019	106,868
December 31, 2020	115,484
June 30, 2021	66,870
Total	$331,083

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which the Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily NAV per share, maintains the financial books and records of the Fund, maintains the records of each shareholder’s account, and processes purchases and redemptions of the Fund’s shares. For these services Ultimus receives fees computed as a percentage of the average daily net assets of the Fund, subject to a minimum monthly fee.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as the Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) receives from the Trust an annual retainer of $46,000 (except that such fee is $56,000 for the Lead Independent Trustee/Chairman of the Governance Committee and $50,000 for the Chairman of the Audit Committee), payable quarterly; a fee of $6,000 for attendance at each meeting of the Board of Trustees; plus reimbursement of travel and other expenses incurred in attending meetings. The Fund

15

SCHWARTZ VALUE FOCUSED FUND
NOTES TO FINANCIAL STATEMENTS
(Continued)

pays its proportionate share of the Independent Trustees’ fees and expenses along with the other series of the Trust.

3. Investment Transactions

During the six months ended June 30, 2018, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, amounted to $3,969,611 and $4,281,580, respectively.

4. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

5. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

16

SCHWARTZ VALUE FOCUSED FUND
ABOUT YOUR FUND’S EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (January 1, 2018) and held until the end of the period (June 30, 2018).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the result does not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s Prospectus.

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,060.90	$6.39
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.60	$6.26

*

Expenses are equal to the Fund’s annualized net expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

17

SCHWARTZ VALUE FOCUSED FUND
APPROVAL OF ADVISORY AGREEMENT
(Unaudited)

At an in-person meeting held on February 9, 2018, the Board of Trustees, including the Independent Trustees voting separately, approved the continuance of the Advisory Agreement with Schwartz Investment Counsel, Inc. (the “Adviser”) on behalf of the Fund.

The Independent Trustees were advised and assisted throughout their evaluation by independent legal counsel experienced in matters relating to the investment management industry. The Independent Trustees received advice from their independent legal counsel, including a legal memorandum, on the standards and obligations in connection with their consideration of the continuance of the Advisory Agreement. The Independent Trustees also received and reviewed relevant information provided by the Adviser in response to requests of the Independent Trustees and their legal counsel to assist in their evaluation of the terms of the Advisory Agreement, including whether the Advisory Agreement continues to be in the best interests of the Fund and its shareholders. The Independent Trustees also retained an independent consultant (Strategic Insight) to prepare an expense and performance analysis for the Fund. The Strategic Insight materials included information regarding advisory fee rates, other operating expenses, expense ratios, and performance comparisons to the Fund’s peer group and to a broad-based securities index. Prior to the Board meeting, the Independent Trustees discussed separately with Strategic Insight the methodologies that it used to construct its report and the Morningstar, Inc. (“Morningstar”) categories that it identified to base its peer group comparisons for the Fund and other aspects of its report. The Independent Trustees met separately with independent counsel to discuss the continuance of the Advisory Agreements, during which time no representatives of the Adviser were present.

The Independent Trustees considered that they meet with the portfolio managers of the Fund at regularly scheduled meetings over the course of the year to discuss the investment results, portfolio composition, and developments affecting the performance of the Fund and the investment management industry in general. They also considered that the Adviser had discussed the overall condition of the economy and the markets, including an analysis of the factors that have influenced the markets, investor preferences and market sentiment.

The Trustees reviewed, among other things: (1) industry data comparing the advisory fee and expense ratio of the Fund with those of comparable investment companies and any model portfolios under the management of the Adviser; (2) comparative performance information; (3) the Adviser’s revenues and profitability for providing services to the Fund; and (4) information about the Adviser’s portfolio managers, research analysts, investment process, compliance program and risk management processes.

As part of this process, the Trustees considered various factors, among them:

●	the nature, extent and quality of the services provided by the Adviser;

●	the fees charged for those services and the Adviser’s profitability with respect to the Fund (and the methodology by which such profitability was calculated);

●	the Fund’s performance;

●	the extent to which economies of scale may be realized as the Fund grows; and

18

SCHWARTZ VALUE FOCUSED FUND
APPROVAL OF ADVISORY AGREEMENT
(Unaudited) (Continued)

●	whether current fee levels reflect these economies of scale for the benefit of the Fund’s shareholders.

In their consideration of the nature, extent and quality of services provided to the Fund, the Trustees discussed the responsibilities of the Adviser under the Advisory Agreement and the investment management process applied to the Fund. The Trustees reviewed the background and experience of the Adviser’s key investment and research personnel, the co-portfolio management structure for the Fund, and the research process and brokerage practices that are applied in the management of the Fund. The Trustees discussed the background and experience of the Adviser’s operational and compliance personnel, the Adviser’s ongoing responsibilities with regards to the compliance program of the Trust and the Trust’s overall compliance record. The Trustees considered the strength and stability of the Adviser, its investment approach and the quality of its risk management program, technology capabilities, shareholder support services and shareholder communications. The Trustees also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including investment, operational, enterprise, regulatory and compliance risks. The Trustees concluded that the nature, extent and quality of the services to the Fund was acceptable.

The Trustees reviewed information provided by Strategic Insight on the advisory fees paid by the Fund and compared such fees to the advisory fees paid by similar mutual funds, as compiled by Morningstar. The Trustees compared the Fund’s net advisory fee with the net advisory fees of representative funds within its Morningstar peer group. The Trustees noted that the Morningstar information showed that the net advisory fee of the Fund is lower than the median net advisory fees of its Morningstar peers. The Independent Trustees took into account that the Adviser’s fee reductions during the 2017 calendar year with respect to the Fund had the effect of reducing the net management fee and net operating expenses of the Fund. The Trustees also compared the Fund’s net total expense ratio with the net total expense ratios of representative funds within its Morningstar peer group. The Trustees noted that the Morningstar information showed that the net total expense ratio of the Fund is lower than the median net total expense ratio of its Morningstar peers. The Trustees concluded that, based upon the investment strategies of the Fund and the quality of services provided by the Adviser, the advisory fees paid by the Fund are acceptable.

The Trustees reviewed the Adviser’s analysis of its profitability in managing the Fund during the 2017 calendar year, including the methodology by which that profitability analysis was calculated. The Trustees considered that the Adviser may receive, in addition to the advisory fee, certain indirect benefits from serving as the Fund’s investment adviser, including various research services as a result of the placement of the Fund’s portfolio brokerage. The Trustees considered the Adviser’s investments in its business and the costs to the Adviser of providing ongoing services to the Fund, including staffing costs and costs to maintain systems and resources that support portfolio trading, research and other portfolio management functions. They also considered, in a broader context of the Adviser’s overall business, that the Adviser bears the shareholder recordkeeping costs charged by third party financial intermediaries investing in the Fund. Based upon their

19

SCHWARTZ VALUE FOCUSED FUND
APPROVAL OF ADVISORY AGREEMENT
(Unaudited) (Continued)

review of the Adviser’s profitability analysis, the Board concluded that the Adviser’s profitability is reasonable.

The Trustees considered both the short-term and long-term investment performance of the Fund in light of its investment objective of seeking long-term capital appreciation. The Trustees considered the Funds’ historical performance over the nine-month period ended November 30, 2017 as compared to the returns of the Fund’s benchmark index and observed that the Fund placed below the returns of its benchmark index over the period. The Trustees further considered the investment performance of the Fund compared to similarly managed mutual funds as compiled by Morningstar for selected periods ended November 30, 2017 and observed that the Fund placed in the fourth quartile of its Morningstar peers for the one-, three-, five- and ten-year periods ending November 30, 2017. The Trustees considered that the performance of the Fund is the result of a value-oriented investment approach and noted that growth momentum stocks have been favored over value stocks during 2017 and many of the years before. The Trustees were mindful of the tendency of a value style of investing to be in and out of favor during certain periods. In view of all the factors considered, the Trustees concluded that the Adviser’s commitment to the Fund and its fundamental value investment process supports their view that the Adviser’s continued management should benefit the Fund and its shareholders.

The Trustees also considered the existence of any economies of scale and whether those would be passed along to the Fund’s shareholders. The Trustees observed that the Adviser has a history of reducing the advisory fees paid by the Fund in order to maintain a lower operating expense ratio for the Fund. The Trustees concluded that it is not necessary or appropriate at this time to consider adding fee breakpoints to the advisory fee schedule for the Fund.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the continuance of the Advisory Agreement and each Trustee may have attributed different weights to certain factors. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of the Fund and its shareholders to approve the continuance of the Advisory Agreement for an additional annual period.

20

SCHWARTZ VALUE FOCUSED FUND
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited)

On March 15, 2018, a Special Meeting of Shareholders of the Trust was held for the purpose of considering the election of seven trustees for the Trust. The number of shares of the Trust present by proxy and voting at the Special Meeting represented 68.45% of the total shares entitled to vote at the meeting. Each of the seven nominees was elected by the shareholders of the Trust.

The results of the voting with respect to the election of the seven Trustees were as follows:

	Number of Shares
Nominee/Trustee	Affirmative	Withhold
Louis C. Bosco, Jr.	76,174,290	1,709,478
Donald J. Dawson, Jr.	76,243,041	1,640,727
Joseph M. Grace	76,225,622	1,658,146
John J. McHale, Jr.	74,531,598	3,352,170
Edward J. Miller	76,752,876	1,130,892
William A. Morrow	76,763,936	1,119,832
George P. Schwartz	76,441,505	1,442,263

OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-0753, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-0753. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

21

SCHWARTZ INVESTMENT TRUST

AVE MARIA MUTUAL FUNDS

Ave Maria Value Fund

Ave Maria Growth Fund

Ave Maria Rising Dividend Fund

Ave Maria World Equity Fund

Ave Maria Bond Fund

UNAUDITED

Semi-Annual Report

JUNE 30, 2018

Shareholder Services c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (888) 726-9331	Corporate Offices 801 W. Ann Arbor Trail Suite 244 Plymouth, MI 48170 (734) 455-7777 Fax (734) 455-7720

Dear Fellow Shareholders of:

Ave Maria Value Fund (AVEMX)
Ave Maria Growth Fund (AVEGX)
Ave Maria Rising Dividend Fund (AVEDX)
Ave Maria World Equity Fund (AVEWX)
Ave Maria Bond Fund (AVEFX)
Ave Maria Money Market Account

People can debate the reasons for the 2018 U.S. economic expansion — but however you view it, it’s a welcome relief. After several years of 2% or less annual GDP growth, the once unthinkable 3% rate is being achieved, and now some forecasters are saying 4% real growth is achievable.

Tax rate cuts in late 2017 and deregulation have certainly helped corporate profits, which are growing at a 15-20% annual rate, while consumer optimism has surged. One has to hope potential trade wars and other foreign policy disputes don’t derail these exceptional developments. With the unemployment rate below 4% and headed lower, there is a shortage of workers with some 6 million jobs now going unfilled. These statistics lead us to believe that the strong economy has sustainability.

The capital markets have obviously taken notice of the spreading prosperity, as asset prices have appreciated smartly. The Ave Maria Mutual Funds have participated, as outlined herein by each of the Funds’ portfolio managers.

As always, we seek to meet each Fund’s investment objective, as expressed in the prospectus, and do it in a morally responsible way.

Thank you for investing in these pro-life, pro-family mutual funds.

Sincerely,

George P. Schwartz, CFA
Chairman & CEO

June 30, 2018

AVE MARIA MUTUAL FUNDS

TABLE OF CONTENTS

Ave Maria Value Fund:
Portfolio Manager Commentary	2
Ten Largest Equity Holdings	6
Asset Allocation	6
Schedule of Investments	7

Ave Maria Growth Fund:
Portfolio Manager Commentary	11
Ten Largest Equity Holdings	13
Asset Allocation	13
Schedule of Investments	14

Ave Maria Rising Dividend Fund:
Portfolio Manager Commentary	17
Ten Largest Equity Holdings	19
Asset Allocation	19
Schedule of Investments	20

Ave Maria World Equity Fund:
Portfolio Manager Commentary	23
Ten Largest Equity Holdings	25
Asset Allocation	25
Schedule of Investments	26
Summary of Common Stocks by Country	29

Ave Maria Bond Fund:
Portfolio Manager Commentary	30
Ten Largest Holdings	32
Asset Allocation	32
Schedule of Investments	33

Statements of Assets and Liabilities	38

Statements of Operations	40

AVE MARIA MUTUAL FUNDS
TABLE OF CONTENTS
(Continued)

Statements of Changes in Net Assets:
Ave Maria Value Fund	42
Ave Maria Growth Fund	43
Ave Maria Rising Dividend Fund	44
Ave Maria World Equity Fund	45
Ave Maria Bond Fund	46

Financial Highlights:
Ave Maria Value Fund	47
Ave Maria Growth Fund	48
Ave Maria Rising Dividend Fund	49
Ave Maria World Equity Fund	50
Ave Maria Bond Fund	51

Notes to Financial Statements	52

About Your Funds’ Expenses	62

Other Information	64

Approval of Advisory Agreements	65

Results of Special Meeting of Shareholders	69

This report is for the information of the shareholders of the Ave Maria Mutual Funds. To obtain a copy of the prospectus, please visit our website at www.avemariafunds.com or call 1-888-726-9331 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Ave Maria Mutual Funds are distributed by Ultimus Fund Distributors, LLC.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data, current to the most recent month end, is available at the Ave Maria Mutual Funds website at www.avemariafunds.com or by calling 1-888-726-9331.

AVE MARIA VALUE FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders:

The Ave Maria Value Fund (the “Fund”) had a total return of 3.54% for the six-month period ended June 30, 2018 compared to 3.49% for the S&P MidCap 400 Index (the “Index”). The Fund performed well for the one-year period ended June 30, 2018, with a total return of 15.90% compared to 13.50% for the Index. That performance placed the Fund in the 11th percentile out of 456 funds in Morningstar’s Mid-Cap Blend category based on total return. The Fund’s recent outperformance is notable, given our value-laden portfolio and considering the ongoing underperformance of value stocks compared to growth stocks. For the first 6 months of 2018, the S&P 500 Value component returned -2.22% compared to 7.28% for the Growth component.

The Fund’s best performing security this year is Texas Pacific Land Trust (the “Trust” or TPL), which is also the Fund’s largest holding. You may recall that we initiated our position just over two years ago at $170. Today, the share price is over $700, and we believe considerable upside remains. The Trust owns nearly 900,000 acres of land in West Texas – in the heart of the Permian Basin – which has become the epicenter of the U.S. oil fracking boom. The Trust generates revenue primarily from oil & gas mineral rights, a rapidly expanding water rights business, and periodic land sales. Remarkably, TPL produces a 91% pre-tax profit margin and a 160% return on equity, with a zero-debt balance sheet. In 2017, revenue and earnings grew 121% and 109%, respectively. TPL has the potential to achieve out-sized revenue and earnings growth for many years to come.

We initiated a position in Madison Square Garden Company (MSG) late last year and thus far the results have been favorable, as the stock price has increased more than 48% this year. MSG owns and operates professional sports teams (New York Knicks, New York Rangers), various athletic and entertainment venues (Madison Square Garden, The Forum in L.A., Radio City Music Hall), and other entertainment productions (the Rockettes). MSG recently announced plans to separate the company’s sports businesses from the entertainment businesses. Based upon its diverse portfolio of iconic and irreplaceable assets, the shares are still trading at a significant discount to our intrinsic value estimation.

AVE MARIA VALUE FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

The Fund’s five best performing securities in the first half of this year were:

Company	Industry	YTD Return
Texas Pacific Land Trust	Real Estate	56.87%
Madison Square Garden Company	Leisure	48.49%
Avid Bioservices, Inc.	Biotechnology	30.01%
Noble Energy, Inc.	Oil & Gas Exploration	21.86%
HEICO Corporation	Aerospace Products	20.60%

The main detractors from performance were consumer-oriented companies in the airline, retail, and consumer products sectors. American Airlines Group, Inc. and Delta Air Lines, Inc. have been weak performers in recent months. The fear of rising energy prices has dampened investor enthusiasm in the airline sector. We believe American and Delta are strong franchises and attractively priced, as both stocks trade for 9x 2018 estimated earnings, and those earnings should grow next year. Qurate Retail, Inc. (formerly known as Liberty Interactive QVC), is the leading TV, video, and Internet commerce retailer that owns QVC and the Home Shopping Network. Qurate’s stock price was down 23% in the first half of the year, as it transitions from a complicated tracking stock structure to a traditional asset-backed stock. The company is growing modestly and generates strong free cash flow, which is primarily used to repurchase shares. We believe Chairman John Malone to be a good capital allocator and expect Qurate to generate above-average shareholder returns over time.

The Fund’s five worst performing securities in the first half of this year were:

Company	Industry	YTD Return
American Airlines Group, Inc.	Airlines	-26.71%
Qurate Retail, Inc.	TV and Internet Retail	-22.59%
Gildan Activewear, Inc.	Apparel	-10.77%
Delta Air Lines, Inc.	Airlines	-9.59%
Spectrum Brands Holdings, Inc.	Consumer Products	-3.99%

During the past six months, we liquidated 6 stocks from the portfolio due to their share prices having reached our estimate of intrinsic value: ANSYS, Inc., Colfax Corporation, Eaton Corporation plc, Hewlett Packard Enterprise Company, VF Corporation, and Waters Corporation. We also sold Laboratory Corporation of America Holdings due to the company violating one of our moral screens. New positions were established in seven companies that meet our criteria of owning shares of high-quality businesses, in strong financial condition, that are selling at discount to our estimate of intrinsic value:

AVE MARIA VALUE FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

●	Avid Bioservices, Inc. (CDMO) – Avid is a biologic contract development and manufacturing company that provides a range of process development and manufacturing services for the biotech and biopharma industries. Avid’s industry is characterized by high margins, high return on invested capital, long-term contracts, and high barriers to entry. The stock is trading at a price substantially below our estimate of intrinsic value.

●	Delta Air Lines, Inc. (DAL) – Delta is one of the largest and best-managed airlines in the world. In recent years, mid-single digit top-line growth, along with improving margins has led to record profitability. For 2018, the company should generate $5.50/share in earnings and $9.50/share in gross cash flow. At a recent price of $49 the stock looks inexpensive, selling for 9x earnings and 5x cash flow. We applaud management for aggressively repurchasing shares in recent quarters at such a low valuation.

●	KAR Auction Services, Inc. (KAR) – KAR Auction Services is a leading operator of worldwide vehicle auction services and provides related services. The company has a long history of growth in sales, earnings, margins, and free cash flow. Management is top-notch and shareholder-oriented. Additionally, the company announced that it will spin-off its salvage auction business, which should be a catalyst for unlocking value.

●	Liberty Media Corporation, Formula One (FWONK) – Formula One is the leading global automotive sport with an estimated 400 million fans all over the globe. About 18 months ago, Chairman John Malone and CEO Greg Maffei hired Chase Carey to run Formula One. Under his capable leadership, we believe the company has several growth opportunities, including higher broadcast rights, expanded advertising and sponsorships, and recently launched digital products and services aimed at die-hard Formula One fans.

●	PG&E Corporation (PCG) – PG&E is the holding company for Pacific Gas and Electric, a large-cap, California-based electric & gas utility. Due to uncertain legal liabilities related to northern California wildfires, the stock price declined from $70 to the $40 range, where we initiated a position. We believe the shares are unduly depressed and have substantial recovery potential.

AVE MARIA VALUE FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

●	Roper Technologies, Inc. (ROP) – Roper designs and develops software, and engineered products and solutions. Management is highly focused on cash return on investments and employs an asset-light business model which minimizes working capital needs and generates strong free cash flow. The company is a Dividend Aristocrat, having increased its dividend for 25 consecutive years.

●	Spectrum Brands Holdings, Inc. (SPB) – Spectrum Brands is a leading and highly diversified supplier of household and personal care products. Major product categories include: batteries, hardware/home improvement, pet supplies, home/garden goods, and auto care. The stock is attractively priced based upon various valuation metrics, and we believe the long-term appreciation potential is substantial.

As always, we’re working tirelessly to find companies that meet our stringent, value-oriented investment criteria. We continue to believe the Fund contains many under-valued and under-appreciated stocks. As such, we remain enthused about the Fund’s future investment prospects.

Thank you for being a shareholder in the Fund.

Timothy S. Schwartz, CFA	Joseph W. Skornicka, CFA
Lead Portfolio Manager	Co-Portfolio Manager

Chadd M. Garcia
Co-Portfolio Manager

Past performance is no guarantee of future results. The Fund received the following percentile rankings for the 5 and 10 year periods ending 6/30/18, respectively: 94 out of 329 funds and 83 out of 232 funds in the Morningstar Mid-Cap Blend category. Rankings are based on total return.

AVE MARIA VALUE FUND
TEN LARGEST EQUITY HOLDINGS*
June 30, 2018 (Unaudited)

Shares	Company	Market Value	% of Net Assets
25,500	Texas Pacific Land Trust	$17,731,425	7.0%
195,313	HEICO Corporation - Class A	11,904,297	4.7%
160,000	InterXion Holding N.V.	9,987,200	3.9%
440,000	Qurate Retail, Inc.	9,336,800	3.7%
225,000	American Airlines Group, Inc.	8,541,000	3.4%
100,000	Spectrum Brands Holdings, Inc.	8,162,000	3.2%
105,000	Arrow Electronics, Inc.	7,904,400	3.1%
200,000	Liberty Media Corporation - Liberty Formula One - Series C	7,426,000	2.9%
20,000	AMERCO	7,123,000	2.8%
200,000	Noble Energy, Inc.	7,056,000	2.8%

*	Excludes cash equivalents.

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	18.0%
Consumer Staples	8.1%
Energy	12.0%
Financials	11.0%
Health Care	2.8%
Industrials	21.5%
Information Technology	12.4%
Materials	2.4%
Real Estate	1.7%
Utilities	0.8%
Money Market Funds, Liabilities in Excess of Other Assets	9.3%
100.0%

AVE MARIA VALUE FUND
SCHEDULE OF INVESTMENTS
June 30, 2018 (Unaudited)

COMMON STOCKS — 90.7%	Shares	Market Value
Consumer Discretionary — 18.0%
Diversified Consumer Services — 3.7%
Graham Holdings Company - Class B	5,000	$2,930,500
ServiceMaster Global Holdings, Inc. *	110,000	6,541,700
		9,472,200
Household Durables — 2.4%
Garmin Ltd.	100,000	6,100,000

Internet & Direct Marketing Retail — 3.7%
Qurate Retail, Inc. *	440,000	9,336,800

Media — 4.8%
Liberty Media Corporation - Liberty Formula One - Series C *	200,000	7,426,000
Madison Square Garden Company (The) - Class A *	15,000	4,652,850
		12,078,850
Specialty Retail — 1.7%
AutoNation, Inc. *	50,000	2,429,000
Tractor Supply Company	25,000	1,912,250
		4,341,250
Textiles, Apparel & Luxury Goods — 1.7%
Gildan Activewear, Inc.	150,000	4,224,000

Consumer Staples — 8.1%
Beverages — 4.9%
Brown-Forman Corporation - Class B	125,000	6,126,250
Coca-Cola European Partners plc	150,000	6,096,000
		12,222,250
Household Products — 3.2%
Spectrum Brands Holdings, Inc.	100,000	8,162,000

Energy — 12.0%
Oil, Gas & Consumable Fuels — 12.0%
Noble Energy, Inc.	200,000	7,056,000
Pioneer Natural Resources Company	30,000	5,677,200
Texas Pacific Land Trust	25,500	17,731,425
		30,464,625
Financials — 11.0%
Banks — 1.4%
Fifth Third Bancorp	125,000	3,587,500

AVE MARIA VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 90.7% (Continued)	Shares	Market Value
Financials — 11.0% (Continued)
Capital Markets — 5.0%
Federated Investors, Inc. - Class B	60,000	$1,399,200
Interactive Brokers Group, Inc. - Class A	80,000	5,152,800
Moody's Corporation	35,000	5,969,600
		12,521,600
Consumer Finance — 1.7%
Discover Financial Services	60,000	4,224,600

Insurance — 2.9%
Alleghany Corporation	10,536	6,057,884
Unico American Corporation *	173,000	1,366,700
		7,424,584
Health Care — 2.8%
Biotechnology — 0.6%
Avid Bioservices, Inc. *	400,000	1,568,000

Health Care Equipment & Supplies — 2.2%
Zimmer Biomet Holdings, Inc.	50,000	5,572,000

Industrials — 21.5%
Aerospace & Defense — 6.8%
HEICO Corporation - Class A	195,313	11,904,297
Hexcel Corporation	80,000	5,310,400
		17,214,697
Airlines — 5.3%
American Airlines Group, Inc.	225,000	8,541,000
Delta Air Lines, Inc.	100,000	4,954,000
		13,495,000
Commercial Services & Supplies — 1.1%
KAR Auction Services, Inc.	50,000	2,740,000

Electrical Equipment — 2.0%
AMETEK, Inc.	70,000	5,051,200

Industrial Conglomerates — 1.7%
Roper Technologies, Inc.	15,000	4,138,650

Machinery — 1.8%
Graco, Inc.	100,000	4,522,000

Road & Rail — 2.8%
AMERCO	20,000	7,123,000

AVE MARIA VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 90.7% (Continued)	Shares	Market Value
Information Technology — 12.4%
Communications Equipment — 2.3%
ARRIS International plc *	230,000	$5,622,350

Electronic Equipment, Instruments & Components — 4.3%
Arrow Electronics, Inc. *	105,000	7,904,400
Avnet, Inc.	70,000	3,002,300
		10,906,700
IT Services — 5.8%
Cognizant Technology Solutions Corporation - Class A	60,000	4,739,400
InterXion Holding N.V. *	160,000	9,987,200
		14,726,600
Materials — 2.4%
Chemicals — 2.4%
Axalta Coating Systems Ltd. *	200,000	6,062,000

Real Estate — 1.7%
Equity Real Estate Investment Trusts (REITs) — 1.7%
Equinix, Inc.	10,000	4,298,900

Utilities — 0.8%
Electric Utilities — 0.8%
PG&E Corporation	50,000	2,128,000

Total Common Stocks (Cost $172,888,422)		$229,329,356

AVE MARIA VALUE FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 9.5%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 1.70% (a)	12,044,258	$12,044,258
Federated Treasury Obligations Fund - Institutional Shares, 1.77% (a)	12,007,087	12,007,087
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 1.70% (a)	41,599	41,599
Total Money Market Funds (Cost $24,092,944)		$24,092,944

Total Investments at Market Value — 100.2% (Cost $196,981,366)		$253,422,300

Liabilities in Excess of Other Assets — (0.2%)		(501,700)

Net Assets — 100.0%		$252,920,600

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of June 30, 2018.
See accompanying notes to financial statements.

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders:

For the six months ended June 30, 2018, the Ave Maria Growth Fund (the “Fund”) had a total return of 6.14%, compared with the benchmark S&P 500 Index total return of 2.65%. For the three-year, five-year and ten-year periods through June 30, 2018, the Fund had a total return of 12.88%, 13.68% and 11.13%, compared with the benchmark total return of 11.93, 13.42% and 10.17%, respectively.

For the first six months, four of the top five return contributors were also among the Fund’s largest holdings. Unfortunately, Madison Square Garden Company (MSG) – a position started early in the first quarter of 2018 – was not among the Fund’s top holdings during this period, when its stock price was up by more than 45%. MSG recently announced its intent to divide its professional sports teams and entertainment segments into two distinct entities. MSG owns the New York Knicks (NBA) and New York Rangers (NHL), plus various entertainment assets, including Madison Square Garden, which some call the “The World’s Most Famous Arena.” Professional sports teams are unique assets capable of strong intrinsic value growth over many years. MSG’s stock price is starting to reflect this value.

Top Five Return Contributors (YTD Q2 2018)
Company	Contribution to Return
MasterCard, Inc. (MA)	+1.03%
Copart, Inc. (CPRT)	+0.98%
Madison Square Garden Company (MSG)	+0.62%
O’Reilly Automotive, Inc. (ORLY)	+0.57%
Visa, Inc. (V)	+0.54%

The industrials sector was among the worst performing S&P 500 sectors during the first half of 2018, and some of our industrials holdings suffered. The Fund remains invested in four of the top five return detractors listed below. The exception is Colfax Corporation, which the Fund exited during the second quarter. Colfax was founded by brothers Mitchell Rales and Steven Rales, who also founded Danaher, a company that has rewarded investors with strong returns over many years. Our investment thesis was that Colfax could replicate Danaher’s success as the company followed the same playbook of acquiring companies and making them more efficient through the Colfax Business System (copied from the Danaher Business System). What we didn’t fully appreciate at the outset of our investment was the amount of time it is going to take for Colfax to transform its business portfolio – primarily through acquisitions -

AVE MARIA GROWTH FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

to more attractive end-markets. Seller price expectations remain high, helped by the flood of private equity money competing with Colfax for acquisitions. Colfax’s current business portfolio is over-indexed to commodity-related end markets and the Chinese power generation market, which is in steep decline as the country addresses pollution concerns.

Top Five Return Detractors (YTD Q2 2018)
Company	Detraction to Return
Colfax Corporation (CFX)	-0.47%
Rockwell Automation, Inc. (ROK)	-0.36%
3M Company (MMM)	-0.35%
Cerner Corporation (CERN)	-0.26%
MSC Industrial Direct Company, Inc. (MSM)	-0.23%

Our goal remains to purchase shares of exceptional companies at attractive prices to produce favorable returns over the long run. Our team continues to spend considerable time searching for companies that fit our quality and price requirements. We appreciate your participation in the Fund.

With best regards,

Brian D. Milligan, CFA	Richard L. Platte, Jr., CFA
Lead Portfolio Manager	Co-Portfolio Manager

AVE MARIA GROWTH FUND
TEN LARGEST EQUITY HOLDINGS*
June 30, 2018 (Unaudited)

Shares	Company	Market Value	% of Net Assets
123,000	MasterCard, Inc. - Class A	$24,171,960	4.2%
88,000	O'Reilly Automotive, Inc.	24,074,160	4.1%
140,000	Rockwell Automation, Inc.	23,272,200	4.0%
141,000	Accenture plc - Class A	23,066,190	4.0%
385,000	Copart, Inc.	21,775,600	3.8%
155,000	Visa, Inc. - Class A	20,529,750	3.5%
233,000	Medtronic plc	19,947,130	3.4%
111,000	Moody's Corporation	18,932,160	3.3%
185,000	Lowe's Companies, Inc.	17,680,450	3.0%
320,000	Charles Schwab Corporation (The)	16,352,000	2.8%

*	Excludes cash equivalents.

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	21.9%
Consumer Staples	1.3%
Energy	0.6%
Financials	6.9%
Health Care	8.1%
Industrials	29.5%
Information Technology	19.5%
Materials	4.3%
Real Estate	1.0%
Money Market Funds, Liabilities in Excess of Other Assets	6.9%
100.0%

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
June 30, 2018 (Unaudited)

COMMON STOCKS — 93.1%	Shares	Market Value
Consumer Discretionary — 21.9%
Internet & Direct Marketing Retail — 2.4%
Booking Holdings, Inc. *	7,000	$14,189,630

Media — 4.5%
Discovery, Inc. - Series C *	175,000	4,462,500
Liberty Media Corporation - Liberty Braves - Series A *	32,000	822,720
Liberty Media Corporation - Liberty Braves - Series C *	78,000	2,017,080
Liberty Media Corporation - Liberty Formula One - Series A *	28,500	1,006,335
Liberty Media Corporation - Liberty Formula One - Series C *	181,500	6,739,095
Madison Square Garden Company (The) - Class A *	35,000	10,856,650
		25,904,380
Specialty Retail — 12.7%
AutoNation, Inc. *	275,000	13,359,500
Lowe's Companies, Inc.	185,000	17,680,450
O'Reilly Automotive, Inc. *	88,000	24,074,160
Ross Stores, Inc.	94,000	7,966,500
TJX Companies, Inc. (The)	115,000	10,945,700
		74,026,310
Textiles, Apparel & Luxury Goods — 2.3%
VF Corporation	160,000	13,043,200

Consumer Staples — 1.3%
Beverages — 1.3%
Brown-Forman Corporation - Class B	156,250	7,657,813

Energy — 0.6%
Oil, Gas & Consumable Fuels — 0.6%
Texas Pacific Land Trust	5,000	3,476,750

Financials — 6.9%
Capital Markets — 6.1%
Charles Schwab Corporation (The)	320,000	16,352,000
Moody's Corporation	111,000	18,932,160
		35,284,160
Insurance — 0.8%
Markel Corporation *	4,500	4,879,575

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 93.1% (Continued)	Shares	Market Value
Health Care — 8.1%
Health Care Equipment & Supplies — 6.2%
Medtronic plc	233,000	$19,947,130
Zimmer Biomet Holdings, Inc.	145,000	16,158,800
		36,105,930
Health Care Technology — 1.9%
Cerner Corporation *	183,000	10,941,570

Industrials — 29.5%
Aerospace & Defense — 4.5%
HEICO Corporation - Class A	181,478	11,061,099
Hexcel Corporation	225,000	14,935,500
		25,996,599
Air Freight & Logistics — 3.0%
Expeditors International of Washington, Inc.	110,000	8,041,000
FedEx Corporation	20,000	4,541,200
United Parcel Service, Inc. - Class B	45,000	4,780,350
		17,362,550
Commercial Services & Supplies — 3.8%
Copart, Inc. *	385,000	21,775,600

Electrical Equipment — 6.1%
AMETEK, Inc.	172,000	12,411,520
Rockwell Automation, Inc.	140,000	23,272,200
		35,683,720
Industrial Conglomerates — 4.8%
3M Company	60,000	11,803,200
Roper Technologies, Inc.	59,000	16,278,690
		28,081,890
Machinery — 5.3%
Donaldson Company, Inc.	190,000	8,572,800
Fortive Corporation	95,000	7,325,450
Graco, Inc.	329,000	14,877,380
		30,775,630
Trading Companies & Distributors — 2.0%
MSC Industrial Direct Company, Inc. - Class A	140,000	11,879,000

Information Technology — 19.5%
IT Services — 15.2%
Accenture plc - Class A	141,000	23,066,190
Broadridge Financial Solutions, Inc.	40,000	4,604,000
Cognizant Technology Solutions Corporation - Class A	198,000	15,640,020

AVE MARIA GROWTH FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 93.1% (Continued)	Shares	Market Value
Information Technology — 19.5% (Continued)
IT Services — 15.2% (Continued)
MasterCard, Inc. - Class A	123,000	$24,171,960
Visa, Inc. - Class A	155,000	20,529,750
		88,011,920
Semiconductors & Semiconductor Equipment — 2.5%
Texas Instruments, Inc.	130,000	14,332,500

Software — 1.8%
ANSYS, Inc. *	61,000	10,624,980

Materials — 4.3%
Chemicals — 4.3%
Ecolab, Inc.	100,000	14,033,000
Praxair, Inc.	69,000	10,912,350
		24,945,350
Real Estate — 1.0%
Equity Real Estate Investment Trusts (REITs) — 1.0%
Equinix, Inc.	14,000	6,018,460

Total Common Stocks (Cost $386,783,624)		$540,997,517

MONEY MARKET FUNDS — 7.6%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 1.70% (a)	27,444,628	$27,444,628
Federated Treasury Obligations Fund - Institutional Shares, 1.77% (a)	16,735,182	16,735,182
Total Money Market Funds (Cost $44,179,810)		$44,179,810

Total Investments at Market Value — 100.7% (Cost $430,963,434)		$585,177,327

Liabilities in Excess of Other Assets — (0.7%)		(4,225,220)

Net Assets — 100.0%		$580,952,107

*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of June 30, 2018.
See accompanying notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders:

Stock prices continued to roll higher during the first half of 2018 with the shares of the Ave Maria Rising Dividend Fund (the “Fund”) returning 1.69% versus 2.65% on the S&P 500 Index. As in recent quarters, growth stocks significantly outperformed value stocks.

Year to date, strong contributions to the Ave Maria Rising Dividend Fund returns came from TJX Companies, Inc. (retail), Moody’s Corporation (credit rating and other investment services), RPM International, Inc. (building products), and Cisco Systems, Inc. (technology). Industrial stocks contributed disproportionately to the weakest performers in the portfolio. Specifically, 3M Company (diversified manufacturer), Illinois Tool Works, Inc. (diversified manufacturer), MSC Industrial Direct Company (distributor of industrial products) and United Parcel Service, Inc. (package delivery). How any stock behaves in a six-month period is more the product of changing investor preferences and headline news, than it is any reflection of the underlying fundamentals of the companies represented by those stocks. As long-term investors, we remain focused on the underlying realities of the companies held in the portfolio.

Of significance during the first six months of the year, was the reporting of individual companies on the impact the Tax Cuts and Jobs Act of 2017 had on their year-end 2017 reported earnings and their probable new tax rate on a go forward basis. Because intelligent allocation of capital is one of the criterion that we use in evaluating managements, this major change in tax law offered a useful insight into how individual managements prioritize their use of capital. A number of our companies used the windfall to increase dividends, some to increase share repurchases, while others “invested” in their employees. Others announced accelerated capital expenditures, and a few contributed cash to community foundations.

As our goal is capital appreciation from companies generating a rising stream of dividends, we are particularly interested in those companies that are using lower tax rates to meaningfully increase their dividends. Of the 39 companies held in the Rising Dividend Fund as of June 30th, 20 raised their dividend during the first six months of the year, 13 by 10 percent or more and 7 by 15 percent or more. Many of those same companies are also stepping up their share repurchases, which can also have positive implications for shareholder returns.

While there are always reasons for concern (today’s seem focused primarily upon rising prices and fears of trade wars), most consumers and corporate managers remain optimistic in their outlooks and that bodes well for sustained

AVE MARIA RISING DIVIDEND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

economic growth. In that environment, we expect the companies in the Ave Maria Rising Dividend Fund to continue generating increased earnings and dividends.

We appreciate your interest and investment in the Fund.

With best regards,

Richard L. Platte, Jr., CFA	George P. Schwartz, CFA
Lead Portfolio Manager	Co-Portfolio Manager

AVE MARIA RISING DIVIDEND FUND
TEN LARGEST EQUITY HOLDINGS*
June 30, 2018 (Unaudited)

Shares	Company	Market Value	% of Net Assets
385,000	Medtronic plc	$32,959,850	3.8%
400,000	Cognizant Technology Solutions Corporation - Class A	31,596,000	3.7%
325,000	Lowe's Companies, Inc.	31,060,250	3.6%
525,000	RPM International, Inc.	30,618,000	3.6%
400,000	Tractor Supply Company	30,596,000	3.6%
320,000	TJX Companies, Inc. (The)	30,457,600	3.5%
205,000	Diageo plc - ADR	29,522,050	3.4%
275,000	United Parcel Service, Inc. - Class B	29,213,250	3.4%
255,000	Zimmer Biomet Holdings, Inc.	28,417,200	3.3%
420,000	Hexcel Corporation	27,879,600	3.2%

*	Excludes cash equivalents.

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	16.4%
Consumer Staples	7.7%
Energy	4.6%
Financials	18.5%
Health Care	7.1%
Industrials	22.5%
Information Technology	11.6%
Materials	6.3%
Money Market Funds, Other Assets in Excess of Liabilities	5.3%
100.0%

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
June 30, 2018 (Unaudited)

COMMON STOCKS — 94.7%	Shares	Market Value
Consumer Discretionary — 16.4%
Internet & Direct Marketing Retail — 1.4%
Booking Holdings, Inc. *	6,000	$12,162,540

Specialty Retail — 12.1%
Lowe's Companies, Inc.	325,000	31,060,250
TJX Companies, Inc. (The)	320,000	30,457,600
Tractor Supply Company	400,000	30,596,000
Williams-Sonoma, Inc.	200,000	12,276,000
		104,389,850
Textiles, Apparel & Luxury Goods — 2.9%
VF Corporation	300,000	24,456,000

Consumer Staples — 7.7%
Beverages — 4.8%
Brown-Forman Corporation - Class B	240,000	11,762,400
Diageo plc - ADR	205,000	29,522,050
		41,284,450
Food Products — 2.9%
Mondelēz International, Inc. - Class A	600,000	24,600,000

Energy — 4.6%
Energy Equipment & Services — 1.2%
Schlumberger Ltd.	150,000	10,054,500

Oil, Gas & Consumable Fuels — 3.4%
Exxon Mobil Corporation	40,000	3,309,200
Royal Dutch Shell plc - Class B - ADR	360,000	26,154,000
		29,463,200
Financials — 18.5%
Banks — 8.6%
BB&T Corporation	375,000	18,915,000
Fifth Third Bancorp	650,000	18,655,000
PNC Financial Services Group, Inc. (The)	120,000	16,212,000
U.S. Bancorp	400,000	20,008,000
		73,790,000
Capital Markets — 5.1%
Bank of New York Mellon Corporation (The)	350,000	18,875,500
Moody's Corporation	150,000	25,584,000
		44,459,500
Consumer Finance — 1.7%
Discover Financial Services	210,000	14,786,100

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.7% (Continued)	Shares	Market Value
Financials — 18.5% (Continued)
Insurance — 3.1%
Chubb Ltd.	210,000	$26,674,200

Health Care — 7.1%
Health Care Equipment & Supplies — 7.1%
Medtronic plc	385,000	32,959,850
Zimmer Biomet Holdings, Inc.	255,000	28,417,200
		61,377,050
Industrials — 22.5%
Aerospace & Defense — 3.2%
Hexcel Corporation	420,000	27,879,600

Air Freight & Logistics — 3.4%
United Parcel Service, Inc. - Class B	275,000	29,213,250

Commercial Services & Supplies — 2.2%
Genuine Parts Company	210,000	19,275,900

Electrical Equipment — 2.2%
Eaton Corporation plc	250,000	18,685,000

Industrial Conglomerates — 2.4%
3M Company	105,000	20,655,600

Machinery — 5.4%
Donaldson Company, Inc.	350,000	15,792,000
Graco, Inc.	290,000	13,113,800
Illinois Tool Works, Inc.	125,000	17,317,500
		46,223,300
Road & Rail — 1.0%
Norfolk Southern Corporation	55,000	8,297,850

Trading Companies & Distributors — 2.7%
MSC Industrial Direct Company, Inc. - Class A	275,000	23,333,750

Information Technology — 11.6%
Communications Equipment — 3.2%
Cisco Systems, Inc.	640,000	27,539,200

AVE MARIA RISING DIVIDEND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.7% (Continued)	Shares	Market Value
Information Technology — 11.6% (Continued)
IT Services — 4.3%
Broadridge Financial Solutions, Inc.	50,000	$5,755,000
Cognizant Technology Solutions Corporation - Class A	400,000	31,596,000
		37,351,000
Semiconductors & Semiconductor Equipment — 4.1%
Microchip Technology, Inc.	175,000	15,916,250
Texas Instruments, Inc.	175,000	19,293,750
		35,210,000
Materials — 6.3%
Chemicals — 6.3%
Praxair, Inc.	150,000	23,722,500
RPM International, Inc.	525,000	30,618,000
		54,340,500

Total Common Stocks (Cost $632,828,441)		$815,502,340

MONEY MARKET FUNDS — 4.9%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 1.70% (a)	40,952,222	$40,952,222
Federated Treasury Obligations Fund - Institutional Shares, 1.77% (a)	1,627,803	1,627,803
Total Money Market Funds (Cost $42,580,025)		$42,580,025

Total Investments at Market Value — 99.6% (Cost $675,408,466)		$858,082,365

Other Assets in Excess of Liabilities — 0.4%		3,598,014

Net Assets — 100.0%		$861,680,379

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of June 30, 2018.
See accompanying notes to financial statements.

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders:

The Ave Maria World Equity Fund (the “Fund”) had a total return of -0.20% for the six months ended June 30, 2018 (the “period”). This compared to the return for the S&P Global 1200 Index (the “Index”) of +0.35%.

Globally, the United States was the place to be for equity investors during the period, as the U.S. based S&P 500 was up 2.65%, while all other components of the Index were down (all returns in U.S. dollars). This included Japan at -1.91% (S&P TOPIX 150) and Europe at -2.83% (S&P Europe 350). Emerging markets were even weaker (S&P Emerging BMI down 6.05%), notably impacted by a stronger U.S. dollar. While rising global trade war tension was the overall theme for the period, the U.S. market was boosted by an especially strong outlook for corporate earnings, due to a strengthening economy and tax cuts. Smaller market capitalization stocks, typically more domestically focused and therefore more insulated from global trade concerns, also generally outperformed larger market capitalization stocks during the period.

Stock selection in health care & consumer staples helped Fund shareholder returns during the period. In health care, the announced acquisition of Shire plc by Takeda Pharmaceutical Company Ltd. provided a boost. We still hold some Shire, as it is trading at a discount to the proposed purchase price, due primarily to the amount of debt to be raised and shareholder approvals needed before closing. Better than expected revenue and order growth along with margin expansion from its Diagnosis & Treatment Division also led to a nice stock move by the Dutch holding Royal Philips. In consumer staples, Coca-Cola European Partners plc was also a strong relative performer in a group that struggled overall. Our technology sector holdings also helped the Fund, with shares of MasterCard, Inc., Cisco Systems, Inc. and GDS Holdings Ltd. all contributing positively. Energy shares Royal Dutch Shell plc and Pioneer Natural Resources Company also performed well with the backdrop of rising oil prices.

Our investments in the consumer discretionary and financials sectors held back performance during the period. Within the consumer discretionary sector, the weakness was primarily due to Japanese holdings Bridgestone Corporation and Panasonic Corporation. While part of their weakness was likely related to the overall Japanese equity market, Bridgestone also reported weaker than expected results due to sluggish tire sales volume and increases in raw material costs. This led to reductions in expected earnings estimates, even though management did not change guidance. Panasonic, on the other hand, reported a stronger than expected end to their fiscal year and held a positive Investor Relations day in May. We believe this stock is increasingly attractive and has been down in

AVE MARIA WORLD EQUITY FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

part, due to their battery relationship with Tesla, which has been having auto production problems. In the financials sector, insurance holdings AXA S.A. and Chubb Ltd. were both down double-digits during the period. AXA’s shares were pressured due to its announced acquisition of Bermuda based XL Group, Ltd. Although we were surprised, like the market, at the size of the transaction, we are generally positive on the impact to AXA’s business mix.

Two positions were eliminated in the Fund since year end, in favor of what we believe to be more attractive investment opportunities: Johnson Controls International plc and WPP plc. Seven new positions were added: Delta Air Lines, Inc. (airlines), DowDuPont, Inc. (diversified chemicals), GDS Holdings Ltd. (data processing and outsourced services), First Horizon National Corporation (regional banks), Liberty Media Corporation - Formula One Group (movies and entertainment), IQVIA Holdings, Inc. (life sciences tools and services), and Willis Towers Watson plc (insurance brokers).

As of June 30, 2018, geographic weights in the Fund compared to the S&P Global 1200 Index, were approximately:

	Ave Maria World Equity Fund	S&P Global 1200 Index
Americas	59%	63%
Europe Developed	12%	16%
United Kingdom	14%	7%
Japan	6%	8%
Asia Developed	0%	2%
Asia Emerging	4%	2%
Australasia	0%	2%
Cash Equivalents	5%	—

Our focus continues to be on large capitalization, attractively priced stocks of high quality, global companies, and we believe this will serve shareholders well over the course of an entire economic cycle. Thank you for your continued interest in the Fund.

Joseph W. Skornicka	Robert C. Schwartz
Lead-Portfolio Manager	Co-Portfolio Manager

AVE MARIA WORLD EQUITY FUND
TEN LARGEST EQUITY HOLDINGS*
June 30, 2018 (Unaudited)

Shares	Company	Market Value	% of Net Assets
37,000	Royal Dutch Shell plc - Class B - ADR	$2,688,050	4.2%
25,000	Lowe's Companies, Inc.	2,389,250	3.7%
26,619	Medtronic plc	2,278,853	3.6%
55,000	Mondelēz International, Inc. - Class A	2,255,000	3.5%
30,000	Eaton Corporation plc	2,242,200	3.5%
165,000	Panasonic Corporation - ADR	2,225,025	3.5%
17,500	Chubb Ltd.	2,222,850	3.5%
53,500	Coca-Cola European Partners plc	2,174,240	3.4%
18,000	Zimmer Biomet Holdings, Inc.	2,005,920	3.1%
82,000	AXA S.A. - ADR	1,997,110	3.1%

*	Excludes cash equivalents.

ASSET ALLOCATION (Unaudited)

Sector	% of Net Assets
Consumer Discretionary	11.8%
Consumer Staples	10.7%
Energy	8.3%
Financials	18.3%
Health Care	12.4%
Industrials	11.5%
Information Technology	15.8%
Materials	4.1%
Real Estate	1.8%
Money Market Funds, Other Assets in Excess of Liabilities	5.3%
100.0%

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2018 (Unaudited)

COMMON STOCKS — 94.7%	Shares	Market Value
Consumer Discretionary — 11.8%
Auto Components — 2.1%
Bridgestone Corporation - ADR	69,000	$1,346,535

Household Durables — 3.5%
Panasonic Corporation - ADR	165,000	2,225,025

Internet & Direct Marketing Retail — 1.3%
Booking Holdings, Inc. *	400	810,836

Media — 1.2%
Liberty Media Corporation - Liberty Formula One - Series C *	20,000	742,600

Specialty Retail — 3.7%
Lowe's Companies, Inc.	25,000	2,389,250

Consumer Staples — 10.7%
Beverages — 7.2%
Coca-Cola European Partners plc	53,500	2,174,240
Diageo plc - ADR	12,500	1,800,125
Heineken N.V. - ADR	12,000	602,400
		4,576,765
Food Products — 3.5%
Mondelēz International, Inc. - Class A	55,000	2,255,000

Energy — 8.3%
Energy Equipment & Services — 1.4%
Schlumberger Ltd.	13,700	918,311

Oil, Gas & Consumable Fuels — 6.9%
Exxon Mobil Corporation	10,000	827,300
Pioneer Natural Resources Company	4,700	889,428
Royal Dutch Shell plc - Class B - ADR	37,000	2,688,050
		4,404,778
Financials — 18.3%
Banks — 4.0%
Citigroup, Inc.	26,000	1,739,920
First Horizon National Corporation	45,000	802,800
		2,542,720
Capital Markets — 3.7%
Bank of New York Mellon Corporation (The)	21,500	1,159,495
Brookfield Asset Management, Inc. - Class A	30,000	1,216,200
		2,375,695

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.7% (Continued)	Shares	Market Value
Financials — 18.3% (Continued)
Consumer Finance — 2.4%
Discover Financial Services	22,200	$1,563,102

Insurance — 8.2%
AXA S.A. - ADR	82,000	1,997,110
Chubb Ltd.	17,500	2,222,850
Willis Towers Watson plc	6,500	985,400
		5,205,360
Health Care — 12.4%
Biotechnology — 2.0%
Shire plc - ADR	7,500	1,266,000

Health Care Equipment & Supplies — 9.1%
Koninklijke Philips N.V.	36,064	1,524,425
Medtronic plc	26,619	2,278,853
Zimmer Biomet Holdings, Inc.	18,000	2,005,920
		5,809,198
Life Sciences Tools & Services — 1.3%
IQVIA Holdings, Inc. *	8,000	798,560

Industrials — 11.5%
Aerospace & Defense — 1.8%
Hexcel Corporation	17,500	1,161,650

Airlines — 2.9%
Delta Air Lines, Inc.	37,000	1,832,980

Electrical Equipment — 3.5%
Eaton Corporation plc	30,000	2,242,200

Industrial Conglomerates — 1.5%
Siemens AG - ADR	14,000	922,390

Road & Rail — 1.8%
Canadian National Railway Company	14,000	1,144,500

Information Technology — 15.8%
Communications Equipment — 2.0%
Cisco Systems, Inc.	29,500	1,269,385

Electronic Equipment, Instruments & Components — 2.1%
TE Connectivity Ltd.	15,000	1,350,900

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 94.7% (Continued)	Shares	Market Value
Information Technology — 15.8% (Continued)
Internet Software & Services — 1.2%
Tencent Holdings Ltd. - ADR	15,000	$753,750

IT Services — 5.9%
Accenture plc - Class A	8,000	1,308,720
GDS Holdings Ltd. - ADR *	3,000	120,270
InterXion Holding N.V. *	12,000	749,040
MasterCard, Inc. - Class A	8,000	1,572,160
		3,750,190
Semiconductors & Semiconductor Equipment — 4.6%
Taiwan Semiconductor Manufacturing Company Ltd. - ADR	43,500	1,590,360
Texas Instruments, Inc.	12,500	1,378,125
		2,968,485
Materials — 4.1%
Chemicals — 4.1%
Axalta Coating Systems Ltd. *	20,000	606,200
DowDuPont, Inc.	30,000	1,977,600
		2,583,800
Real Estate — 1.8%
Equity Real Estate Investment Trusts (REITs) — 1.8%
Equinix, Inc.	2,700	1,160,703

Total Common Stocks (Cost $50,741,905)		$60,370,668

AVE MARIA WORLD EQUITY FUND
SCHEDULE OF INVESTMENTS
(Continued)

MONEY MARKET FUNDS — 5.2%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 1.70% (a)	3,008,290	$3,008,290
Federated Treasury Obligations Fund - Institutional Shares, 1.77% (a)	286,823	286,823
Total Money Market Funds (Cost $3,295,113)		$3,295,113

Total Investments at Market Value — 99.9% (Cost $54,037,018)		$63,665,781

Other Assets in Excess of Liabilities — 0.1%		69,948

Net Assets — 100.0%		$63,735,729

ADR - American Depositary Receipt.
*	Non-income producing security.
(a)	The rate shown is the 7-day effective yield as of June 30, 2018.
See accompanying notes to financial statements.

SUMMARY OF COMMON STOCKS BY COUNTRY
June 30, 2018 (Unaudited)

Country	Value	% of Net Assets
United States *	$35,162,268	55.2%
United Kingdom	8,913,815	14.0%
Japan	3,571,560	5.6%
Netherlands	2,875,865	4.5%
Canada	2,360,700	3.7%
Switzerland	2,222,850	3.5%
France	1,997,110	3.1%
Taiwan	1,590,360	2.5%
Germany	922,390	1.4%
China	753,750	1.2%
Total	$60,370,668	94.7%

*	Includes companies deemed to be a “non-U.S. company” as defined in the Fund’s prospectus, if a company has at least 50% of its revenues or operations outside of the United States.

See accompanying notes to financial statements.

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited)

Dear Fellow Shareholders:

For the six months ended June 30, 2018, the total return of the Ave Maria Bond Fund (the “Fund”) was -0.13%, compared to the Bloomberg Barclays Intermediate U.S. Government/Credit Index at -0.97%. A mix of economic strength and geopolitical fears sent interest rates and stocks on a volatile course during the first half of 2018.

Interest rates moved upward, with the 10-year U.S. Treasury Note starting the year yielding 2.41% and finishing the second quarter at 2.85%. The 10-year Treasury spent some time above the psychological threshold of 3%, then quickly receded when talks of tariffs and trade wars entered the picture. Additionally, the flattening of the yield curve has continued to grab the attention of the press and market participants. While the short-end of the curve is controlled by the action of the Federal Reserve (“the Fed”), longer-dated rates fluctuate due to market expectations about future growth and inflation. This is noteworthy, because the spread between short and longer-dated issues has become tighter, and most, not all, recessions are preceded by an inversion of the yield-curve (when short-term rates are higher than longer rates).

The Fed has now increased the Fed Funds rate twice since the beginning of the year, bringing the rate to the 1.75%-2.00% range. Two additional hikes are expected this year, taking the rate up to 2.25%-2.50%. The overall economy looks strong as the labor market is tightening, and the unemployment rate has fallen to 3.9%. In addition, inflation, less food and energy has been over the 2% Fed target for more than a quarter and has the potential to become problematic, should the economy continue to expand.

Corporate credit spreads widened during the first half of the year, as volatility picked up and the potential of increased debt financed mergers and acquisitions has caused investors to reassess the effect of weaker corporate balance sheets. Also, the Trump tax-cuts have enabled companies to repatriate money at a lower tax rate, and the use of these monies has been a focus for investors. So far, the common use is for share buybacks, dividends, capital investment, increasing wages or paying one-time employee bonuses.

In reviewing the performance of the Fund, the three top-performing assets were the common stocks of RPM International, Inc. (specialty chemicals), Cisco Systems, Inc. (communications equipment), and VF Corporation (apparel). The Fund’s weakest-performing assets were the common stocks of 3M Company (specialty chemicals), Chubb Ltd. (property and casualty insurance), and Fastenal Company (industrial supplier).

AVE MARIA BOND FUND
PORTFOLIO MANAGER COMMENTARY
(Unaudited) (Continued)

The Fund continues to be managed in a conservative manner with respect to interest rate risk and credit risk, having a short duration and high credit quality. Dividend-paying common stocks continue to play an important role in the Fund, offering an attractive combination of income and potential capital appreciation.

We appreciate your investment in the Fund.

Sincerely,

Brandon S. Scheitler	Adam Gaglio, CFA
Lead Portfolio Manager	Co-Portfolio Manager

Richard L. Platte, Jr., CFA
Co-Portfolio Manager

AVE MARIA BOND FUND
TEN LARGEST HOLDINGS*
June 30, 2018 (Unaudited)

Par Value/Shares	Holding	Market Value	% of Net Assets
$10,000,000	U.S. Treasury Notes, 1.375%, due 12/31/18	$9,960,937	3.1%
$10,000,000	U.S. Treasury Notes, 1.500%, due 10/31/19	9,875,781	3.1%
45,000	Texas Instruments, Inc.	4,961,250	1.6%
$5,000,000	U.S. Treasury Notes, 2.000%, due 07/31/20	4,943,945	1.6%
$5,000,000	U.S. Treasury Notes, 1.875%, due 02/28/22	4,860,547	1.5%
$5,000,000	U.S. Treasury Notes, 1.750%, due 04/30/22	4,829,102	1.5%
$5,000,000	U.S. Treasury Notes, 1.750%, due 05/31/22	4,824,805	1.5%
60,000	Royal Dutch Shell plc - Class B - ADR	4,359,000	1.4%
40,000	United Parcel Service, Inc. - Class B	4,249,200	1.3%
50,000	Exxon Mobil Corporation	4,136,500	1.3%

*	Excludes cash equivalents.

ASSET ALLOCATION (Unaudited)

% of Net Assets
U.S. TREASURY OBLIGATIONS	47.2%

CORPORATE BONDS
Sector
Consumer Discretionary	4.0%
Consumer Staples	8.9%
Energy	2.0%
Financials	0.7%
Health Care	1.1%
Industrials	7.4%
Information Technology	2.9%
Materials	2.5%
Utilities	0.7%

COMMON STOCKS
Sector
Consumer Discretionary	1.1%
Consumer Staples	2.0%
Energy	2.7%
Financials	3.3%
Health Care	1.1%
Industrials	4.4%
Information Technology	2.4%
Materials	2.1%

Money Market Funds, Other Assets in Excess of Liabilities	3.5%
100.0%

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
June 30, 2018 (Unaudited)

U.S. TREASURY OBLIGATIONS — 47.2%	Par Value	Market Value
U.S. Treasury Bonds — 1.7%
8.125%, due 05/15/21	$2,000,000	$2,302,187
8.000%, due 11/15/21	2,500,000	2,928,418
		5,230,605
U.S. Treasury Inflation-Protected Notes — 0.7% (a)
1.125%, due 01/15/21	2,290,380	2,320,076

U.S. Treasury Notes — 44.8%
1.375%, due 07/31/18	2,000,000	1,999,287
1.250%, due 10/31/18	3,000,000	2,992,266
1.250%, due 12/15/18	4,000,000	3,984,375
1.375%, due 12/31/18	10,000,000	9,960,937
1.500%, due 01/31/19	3,000,000	2,987,461
1.500%, due 02/28/19	3,000,000	2,985,352
1.250%, due 03/31/19	3,000,000	2,977,266
1.625%, due 04/30/19	3,000,000	2,982,773
1.500%, due 10/31/19	10,000,000	9,875,781
1.000%, due 11/15/19	3,000,000	2,941,055
1.500%, due 11/30/19	3,000,000	2,959,570
1.625%, due 12/31/19	4,000,000	3,950,312
1.250%, due 01/31/20	3,000,000	2,942,578
1.375%, due 02/15/20	2,000,000	1,964,297
1.375%, due 02/29/20	2,000,000	1,963,047
1.625%, due 03/15/20	3,000,000	2,955,469
1.500%, due 04/15/20	3,000,000	2,946,680
3.500%, due 05/15/20	3,000,000	3,052,734
1.625%, due 06/30/20	3,000,000	2,946,680
2.000%, due 07/31/20	5,000,000	4,943,945
2.625%, due 08/15/20	3,000,000	3,003,867
2.000%, due 09/30/20	3,000,000	2,962,734
1.375%, due 10/31/20	3,000,000	2,918,438
2.625%, due 11/15/20	3,000,000	3,002,930
2.375%, due 12/31/20	2,000,000	1,989,609
1.375%, due 01/31/21	4,000,000	3,877,969
2.000%, due 02/28/21	3,000,000	2,953,242
2.250%, due 03/31/21	4,000,000	3,961,406
1.375%, due 04/30/21	3,000,000	2,898,867
2.125%, due 08/15/21	4,000,000	3,938,125
2.125%, due 09/30/21	3,000,000	2,951,250
2.000%, due 10/31/21	4,000,000	3,916,250
1.500%, due 01/31/22	3,000,000	2,879,883
1.875%, due 02/28/22	5,000,000	4,860,547
1.750%, due 03/31/22	2,000,000	1,933,750

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

U.S. TREASURY OBLIGATIONS — 47.2% (Continued)	Par Value	Market Value
U.S. Treasury Notes — 44.8% (Continued)
1.750%, due 04/30/22	$5,000,000	$4,829,102
1.750%, due 05/31/22	5,000,000	4,824,805
2.125%, due 06/30/22	3,000,000	2,935,195
2.000%, due 07/31/22	3,000,000	2,918,672
1.750%, due 09/30/22	4,000,000	3,847,344
		141,715,850

Total U.S. Treasury Obligations (Cost $152,032,974)		$149,266,531

CORPORATE BONDS — 30.2%	Par Value	Market Value
Consumer Discretionary — 4.0%
Lowe's Companies, Inc., 3.800%, due 11/15/21	$1,000,000	$1,020,929
Lowe's Companies, Inc., 3.120%, due 04/15/22	3,000,000	2,992,149
Ross Stores, Inc., 3.375%, due 09/15/24	3,000,000	2,962,006
TJX Companies, Inc. (The), 2.750%, due 06/15/21	2,305,000	2,282,174
VF Corporation, 3.500%, due 09/01/21	3,500,000	3,531,824
		12,789,082
Consumer Staples — 8.9%
Coca-Cola Company (The), 1.650%, due 11/01/18	1,500,000	1,494,396
Coca-Cola Company (The), 3.300%, due 09/01/21	2,000,000	2,016,754
Colgate-Palmolive Company, 2.450%, due 11/15/21	3,000,000	2,945,355
Colgate-Palmolive Company, 1.950%, due 02/01/23	2,263,000	2,154,800
Colgate-Palmolive Company, 3.250%, due 03/15/24	795,000	797,712
Dr Pepper Snapple Group, Inc., 3.200%, due 11/15/21	2,000,000	1,973,424
Hershey Company (The), 2.625%, due 05/01/23	2,831,000	2,745,862
Hormel Foods Corporation, 4.125%, due 04/15/21	2,564,000	2,631,849
J.M. Smucker Company (The), 3.500%, due 10/15/21	2,000,000	2,007,909
Kellogg Company, 4.150%, due 11/15/19	2,042,000	2,070,272
Kimberly-Clark Corporation, 2.400%, due 03/01/22	2,311,000	2,246,019
McCormick & Company, Inc., 3.900%, due 07/15/21	2,500,000	2,528,318
McCormick & Company, Inc., 3.500%, due 09/01/23	2,500,000	2,448,716
		28,061,386
Energy — 2.0%
Exxon Mobil Corporation, 2.397%, due 03/06/22	2,000,000	1,955,594
Exxon Mobil Corporation, 3.176%, due 03/15/24	1,634,000	1,620,031
Occidental Petroleum Corporation, 3.125%, due 02/15/22	2,940,000	2,932,661
		6,508,286

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

CORPORATE BONDS — 30.2% (Continued)	Par Value	Market Value
Financials — 0.7%
Bank of New York Mellon Corporation (The), 2.100%, due 08/01/18	$1,000,000	$999,630
U.S. Bancorp, 2.200%, due 04/25/19	1,173,000	1,168,495
		2,168,125
Health Care — 1.1%
Stryker Corporation, 4.375%, due 01/15/20	1,000,000	1,018,655
Zimmer Holdings, Inc., 4.625%, due 11/30/19	2,310,000	2,355,978
		3,374,633
Industrials — 7.4%
3M Company, 2.000%, due 06/26/22	1,073,000	1,030,757
3M Company, 2.250%, due 03/15/23	3,000,000	2,879,473
Emerson Electric Company, 5.250%, due 10/15/18	1,600,000	1,611,761
Emerson Electric Company, 4.250%, due 11/15/20	2,109,000	2,161,116
Illinois Tool Works, Inc., 1.950%, due 03/01/19	2,000,000	1,990,515
Illinois Tool Works, Inc., 6.250%, due 04/01/19	1,000,000	1,026,678
Norfolk Southern Corporation, 5.900%, due 06/15/19	441,000	452,969
PACCAR Financial Corporation, 1.650%, due 08/11/21	3,750,000	3,576,149
Snap-on, Inc., 6.125%, due 09/01/21	2,000,000	2,173,048
Union Pacific Corporation, 2.250%, due 02/15/19	2,000,000	1,994,635
United Parcel Service, Inc., 5.125%, due 04/01/19	1,500,000	1,527,033
United Parcel Service, Inc., 2.350%, due 05/16/22	2,990,000	2,900,949
		23,325,083
Information Technology — 2.9%
Cisco Systems, Inc., 4.450%, due 01/15/20	606,000	621,353
MasterCard, Inc., 2.000%, due 04/01/19	2,000,000	1,991,945
MasterCard, Inc., 3.375%, due 04/01/24	2,300,000	2,294,887
Texas Instruments, Inc., 1.650%, due 08/03/19	2,000,000	1,975,511
Texas Instruments, Inc., 2.250%, due 05/01/23	2,500,000	2,389,160
		9,272,856
Materials — 2.5%
Ecolab, Inc., 4.350%, due 12/08/21	2,292,000	2,365,696
Ecolab, Inc., 3.250%, due 01/14/23	3,000,000	2,962,324
Praxair, Inc., 2.250%, due 09/24/20	2,000,000	1,969,601
Praxair, Inc., 4.050%, due 03/15/21	500,000	511,664
		7,809,285
Utilities — 0.7%
Consolidated Edison Company of New York, Inc., 6.650%, due 04/01/19	800,000	823,037
Georgia Power Company, 4.250%, due 12/01/19	1,500,000	1,527,688
		2,350,725

Total Corporate Bonds (Cost $97,303,627)		$95,659,461

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 19.1%	Shares	Market Value
Consumer Discretionary — 1.1%
Textiles, Apparel & Luxury Goods — 1.1%
VF Corporation	45,000	$3,668,400

Consumer Staples — 2.0%
Beverages — 2.0%
Coca-Cola European Partners plc	70,000	2,844,800
Diageo plc - ADR	25,000	3,600,250
		6,445,050
Energy — 2.7%
Oil, Gas & Consumable Fuels — 2.7%
Exxon Mobil Corporation	50,000	4,136,500
Royal Dutch Shell plc - Class B - ADR	60,000	4,359,000
		8,495,500
Financials — 3.3%
Banks — 2.2%
Fifth Third Bancorp	90,000	2,583,000
PNC Financial Services Group, Inc. (The)	10,000	1,351,000
U.S. Bancorp	60,000	3,001,200
		6,935,200
Diversified Financial Services — 0.5%
Western Union Company (The)	80,000	1,626,400

Insurance — 0.6%
Chubb Ltd.	15,000	1,905,300

Health Care — 1.1%
Health Care Equipment & Supplies — 1.1%
Medtronic plc	40,000	3,424,400

Industrials — 4.4%
Air Freight & Logistics — 1.3%
United Parcel Service, Inc. - Class B	40,000	4,249,200

Commercial Services & Supplies — 1.3%
Genuine Parts Company	45,000	4,130,550

Industrial Conglomerates — 0.7%
3M Company	11,000	2,163,920

Trading Companies & Distributors — 1.1%
Fastenal Company	70,000	3,369,100

AVE MARIA BOND FUND
SCHEDULE OF INVESTMENTS
(Continued)

COMMON STOCKS — 19.1% (Continued)	Shares	Market Value
Information Technology — 2.4%
Communications Equipment — 0.8%
Cisco Systems, Inc.	60,000	$2,581,800

Semiconductors & Semiconductor Equipment — 1.6%
Texas Instruments, Inc.	45,000	4,961,250

Materials — 2.1%
Chemicals — 2.1%
Praxair, Inc.	20,000	3,163,000
RPM International, Inc.	60,000	3,499,200
		6,662,200

Total Common Stocks (Cost $49,240,006)		$60,618,270

MONEY MARKET FUNDS — 3.0%	Shares	Market Value
Federated Government Obligations Tax-Managed Fund - Institutional Shares, 1.70% (b) (Cost $9,521,677)	9,521,677	$9,521,677

Total Investments at Market Value — 99.5% (Cost $308,098,284)		$315,065,939

Other Assets in Excess of Liabilities — 0.5%		1,437,932

Net Assets — 100.0%		$316,503,871

ADR - American Depositary Receipt.
(a)	Interest rate for this investment is the stated rate. Interest payments are determined based on the inflation adjusted principal.
(b)	The rate shown is the 7-day effective yield as of June 30, 2018.
See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2018 (Unaudited)

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
ASSETS
Investment securities:
At cost	$196,981,366	$430,963,434	$675,408,466
At market value (Note 1)	$253,422,300	$585,177,327	$858,082,365
Receivable for investment securities sold	—	—	6,068,651
Receivable for capital shares sold	61,623	691,895	424,560
Dividends receivable	118,793	187,134	1,188,287
Other assets	20,365	41,185	41,943
TOTAL ASSETS	253,623,081	586,097,541	865,805,806

LIABILITIES
Dividends payable	—	—	302,096
Payable for investment securities purchased	—	3,899,009	1,268,782
Payable for capital shares redeemed	52,217	122,739	598,580
Payable to Adviser (Note 2)	605,670	1,037,643	1,829,145
Payable to administrator (Note 2)	26,411	58,074	88,570
Other accrued expenses	18,183	27,969	38,254
TOTAL LIABILITIES	702,481	5,145,434	4,125,427

NET ASSETS	$252,920,600	$580,952,107	$861,680,379

NET ASSETS CONSIST OF:
Paid-in capital	$179,153,594	$410,315,583	$648,751,004
Accumulated net investment income (loss)	(83,885)	466,357	55,900
Accumulated net realized gains from investment transactions	17,409,957	15,956,274	30,199,576
Net unrealized appreciation on investments	56,440,934	154,213,893	182,673,899
NET ASSETS	$252,920,600	$580,952,107	$861,680,379
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	11,699,049	17,772,995	46,224,665
Net asset value, offering price and redemption price per share (Note 1)	$21.62	$32.69	$18.64

See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2018 (Unaudited) (Continued)

	Ave Maria World Equity Fund	Ave Maria Bond Fund
ASSETS
Investment securities:
At cost	$54,037,018	$308,098,284
At market value (Note 1)	$63,665,781	$315,065,939
Cash	7,937	—
Receivable for investment securities sold	165,212	—
Receivable for capital shares sold	10,340	245,822
Dividends and interest receivable	116,072	1,635,969
Other assets	18,589	34,452
TOTAL ASSETS	63,983,931	316,982,182

LIABILITIES
Dividends payable	—	44,410
Payable for investment securities purchased	90,795	—
Payable for capital shares redeemed	2,722	147,366
Payable to Adviser (Note 2)	135,759	237,483
Payable to administrator (Note 2)	6,675	26,419
Other accrued expenses	12,251	22,633
TOTAL LIABILITIES	248,202	478,311

NET ASSETS	$63,735,729	$316,503,871

NET ASSETS CONSIST OF:
Paid-in capital	$52,050,905	$308,384,674
Accumulated net investment income	358,047	57,038
Accumulated net realized gains from investment transactions	1,698,014	1,094,504
Net unrealized appreciation on investments	9,628,763	6,967,655
NET ASSETS	$63,735,729	$316,503,871
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,234,474	27,954,011
Net asset value, offering price and redemption price per share (Note 1)	$15.05	$11.32

See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2018 (Unaudited)

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund
INVESTMENT INCOME
Dividends	$1,437,492	$3,012,950	$9,948,991
Foreign withholding taxes on dividends	(5,040)	—	(2,300)
TOTAL INCOME	1,432,452	3,012,950	9,946,691

EXPENSES
Investment advisory fees (Note 2)	1,206,446	1,994,413	3,681,488
Administration, accounting and transfer agent fees (Note 2)	158,861	328,318	551,884
Postage and supplies	31,451	63,115	97,106
Trustees’ fees and expenses (Note 2)	42,057	42,057	42,057
Legal and audit fees	21,090	31,099	43,228
Registration and filing fees	16,238	26,919	28,107
Custodian and bank service fees	8,563	16,853	30,563
Insurance expense	5,367	9,371	19,713
Advisory board fees and expenses (Note 2)	8,386	8,386	8,386
Printing of shareholder reports	4,215	6,041	7,283
Compliance service fees and expenses (Note 2)	2,465	5,295	8,690
Other expenses	11,198	14,726	25,166
TOTAL EXPENSES	1,516,337	2,546,593	4,543,671

NET INVESTMENT INCOME (LOSS)	(83,885)	466,357	5,403,020

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investment transactions	17,458,584	16,014,466	30,199,624
Net change in unrealized appreciation (depreciation) on investments	(8,530,419)	14,175,805	(14,595,117)
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	8,928,165	30,190,271	15,604,507

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,844,280	$30,656,628	$21,007,527

See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2018 (Unaudited) (Continued)

	Ave Maria World Equity Fund	Ave Maria Bond Fund
INVESTMENT INCOME
Dividends	$816,842	$797,815
Foreign withholding taxes on dividends	(63,962)	(250)
Interest	—	2,429,906
TOTAL INCOME	752,880	3,227,471

EXPENSES
Investment advisory fees (Note 2)	300,056	466,174
Administration, accounting and transfer agent fees (Note 2)	39,525	156,316
Postage and supplies	13,646	39,012
Trustees’ fees and expenses (Note 2)	42,057	42,057
Legal and audit fees	14,637	23,216
Registration and filing fees	14,348	21,815
Custodian and bank service fees	2,777	9,682
Insurance expense	1,457	6,444
Advisory board fees and expenses (Note 2)	8,386	8,386
Printing of shareholder reports	1,705	3,633
Compliance service fees and expenses (Note 2)	674	3,061
Other expenses	8,036	20,109
TOTAL EXPENSES	447,304	799,905
Less fee reductions by the Adviser (Note 2)	(52,471)	—
NET EXPENSES	394,833	799,905

NET INVESTMENT INCOME	358,047	2,427,566

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from investment transactions	1,698,014	1,094,504
Net change in unrealized appreciation (depreciation) on investments	(2,177,138)	(3,764,622)
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(479,124)	(2,670,118)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(121,077)	$(242,552)

See accompanying notes to financial statements.

AVE MARIA VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
FROM OPERATIONS
Net investment loss	$(83,885)	$(747,069)
Net realized gains from unaffiliated investment transactions	17,458,584	19,008,893
Net realized gains from affiliated investment transactions (Note 5)	—	19,671
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(8,530,419)	20,949,778
Net change in unrealized appreciation (depreciation) on affiliated investments (Note 5)	—	(650,902)
Net increase in net assets resulting from operations	8,844,280	38,580,371

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)
From net realized gains on investments	—	(18,255,479)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	12,900,777	17,924,288
Reinvestment of distributions to shareholders	—	17,330,791
Payments for shares redeemed	(18,716,032)	(30,281,644)
Net increase (decrease) in net assets from capital share transactions	(5,815,255)	4,973,435

TOTAL INCREASE IN NET ASSETS	3,029,025	25,298,327

NET ASSETS
Beginning of period	249,891,575	224,593,248
End of period	$252,920,600	$249,891,575

ACCUMULATED NET INVESTMENT LOSS	$(83,885)	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	599,188	882,065
Shares issued in reinvestment of distributions to shareholders	—	826,456
Shares redeemed	(868,227)	(1,487,877)
Net increase (decrease) in shares outstanding	(269,039)	220,644
Shares outstanding, beginning of period	11,968,088	11,747,444
Shares outstanding, end of period	11,699,049	11,968,088

See accompanying notes to financial statements.

AVE MARIA GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
FROM OPERATIONS
Net investment income	$466,357	$403,610
Net realized gains from investment transactions	16,014,466	41,098,742
Net change in unrealized appreciation (depreciation) on investments	14,175,805	58,423,052
Net increase in net assets resulting from operations	30,656,628	99,925,404

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)
From net investment income	—	(404,152)
From net realized gains on investments	—	(41,099,822)
Decrease in net assets from distributions to shareholders	—	(41,503,974)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	102,504,269	87,271,657
Reinvestment of distributions to shareholders	—	39,499,274
Payments for shares redeemed	(34,723,922)	(53,762,692)
Net increase in net assets from capital share transactions	67,780,347	73,008,239

TOTAL INCREASE IN NET ASSETS	98,436,975	131,429,669

NET ASSETS
Beginning of period	482,515,132	351,085,463
End of period	$580,952,107	$482,515,132

ACCUMULATED NET INVESTMENT INCOME	$466,357	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	3,193,603	2,910,998
Shares issued in reinvestment of distributions to shareholders	—	1,277,460
Shares redeemed	(1,089,158)	(1,798,958)
Net increase in shares outstanding	2,104,445	2,389,500
Shares outstanding, beginning of period	15,668,550	13,279,050
Shares outstanding, end of period	17,772,995	15,668,550

See accompanying notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
FROM OPERATIONS
Net investment income	$5,403,020	$10,188,142
Net realized gains from investment transactions	30,199,624	48,507,186
Net change in unrealized appreciation (depreciation) on investments	(14,595,117)	82,923,856
Net increase in net assets resulting from operations	21,007,527	141,619,184

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)
From net investment income	(5,504,152)	(10,053,305)
From net realized gains on investments	—	(48,508,726)
Decrease in net assets from distributions to shareholders	(5,504,152)	(58,562,031)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	92,673,611	168,151,569
Reinvestment of distributions to shareholders	4,887,224	52,929,138
Payments for shares redeemed	(221,492,365)	(162,678,554)
Net increase (decrease) in net assets from capital share transactions	(123,931,530)	58,402,153

TOTAL INCREASE (DECREASE) IN NET ASSETS	(108,428,155)	141,459,306

NET ASSETS
Beginning of period	970,108,534	828,649,228
End of period	$861,680,379	$970,108,534

ACCUMULATED NET INVESTMENT INCOME	$55,900	$157,032

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	4,968,030	9,503,269
Shares issued in reinvestment of distributions to shareholders	266,023	2,872,973
Shares redeemed	(11,632,372)	(9,119,249)
Net increase (decrease) in shares outstanding	(6,398,319)	3,256,993
Shares outstanding, beginning of period	52,622,984	49,365,991
Shares outstanding, end of period	46,224,665	52,622,984

See accompanying notes to financial statements.

AVE MARIA WORLD EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
FROM OPERATIONS
Net investment income	$358,047	$268,242
Net realized gains from security investment transactions	1,698,014	1,569,274
Net change in unrealized appreciation (depreciation) on investments	(2,177,138)	6,897,006
Net increase (decrease) in net assets resulting from operations	(121,077)	8,734,522

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)
From net investment income	—	(268,281)
From net realized gains on investments	—	(1,569,522)
Decrease in net assets from distributions to shareholders	—	(1,837,803)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	6,229,589	12,841,841
Reinvestment of distributions to shareholders	—	1,682,524
Payments for shares redeemed	(4,543,169)	(5,280,359)
Net increase in net assets from capital share transactions	1,686,420	9,244,006

TOTAL INCREASE IN NET ASSETS	1,565,343	16,140,725

NET ASSETS
Beginning of period	62,170,386	46,029,661
End of period	$63,735,729	$62,170,386

ACCUMULATED NET INVESTMENT INCOME	$358,047	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	409,418	882,753
Shares issued in reinvestment of distributions to shareholders	—	111,352
Shares redeemed	(298,898)	(361,748)
Net increase in shares outstanding	110,520	632,357
Shares outstanding, beginning of period	4,123,954	3,491,597
Shares outstanding, end of period	4,234,474	4,123,954

See accompanying notes to financial statements.

AVE MARIA BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
FROM OPERATIONS
Net investment income	$2,427,566	$4,095,064
Net realized gains from investment transactions	1,094,504	1,780,296
Net change in unrealized appreciation (depreciation) on investments	(3,764,622)	5,434,807
Net increase (decrease) in net assets resulting from operations	(242,552)	11,310,167

FROM DISTRIBUTIONS TO SHAREHOLDERS (Note 1)
From net investment income	(2,370,528)	(4,102,344)
From net realized gains on investments	—	(1,781,882)
Decrease in net assets from distributions to shareholders	(2,370,528)	(5,884,226)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	48,671,993	99,449,677
Reinvestment of distributions to shareholders	2,068,719	5,193,095
Payments for shares redeemed	(38,858,148)	(51,805,590)
Net increase in net assets from capital share transactions	11,882,564	52,837,182

TOTAL INCREASE IN NET ASSETS	9,269,484	58,263,123

NET ASSETS
Beginning of period	307,234,387	248,971,264
End of period	$316,503,871	$307,234,387

ACCUMULATED NET INVESTMENT INCOME	$57,038	$—

SUMMARY OF CAPITAL SHARE ACTIVITY
Shares sold	4,285,343	8,759,908
Shares issued in reinvestment of distributions to shareholders	182,534	456,482
Shares redeemed	(3,420,884)	(4,564,309)
Net increase in shares outstanding	1,046,993	4,652,081
Shares outstanding, beginning of period	26,907,018	22,254,937
Shares outstanding, end of period	27,954,011	26,907,018

See accompanying notes to financial statements.

AVE MARIA VALUE FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value at beginning of period	$20.88		$19.12	$16.42	$19.97	$21.21	$17.78

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.06)	(0.03)	0.01	(0.01)	(0.00	)(a)
Net realized and unrealized gains (losses) on investments	0.75		3.46	2.73	(3.54)	0.63	4.66
Total from investment operations	0.74		3.40	2.70	(3.53)	0.62	4.66

Less distributions:
From net investment income	—		—	—	(0.01)	—	—
From net realized gains on investments	—		(1.64)	—	(0.01)	(1.86)	(1.23)
Total distributions	—		(1.64)	—	(0.02)	(1.86)	(1.23)

Net asset value at end of period	$21.62		$20.88	$19.12	$16.42	$19.97	$21.21

Total return (b)	3.5	%(c)	17.7%	16.4%	(17.7%)	2.9%	26.2%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$252,921		$249,892	$224,593	$211,879	$246,790	$246,801

Ratio of total expenses to average net assets	1.19	%(d)	1.19%	1.20%	1.18%	1.29%	1.42%

Ratio of net investment income (loss) to average net assets	(0.07	%)(d)	(0.32%)	(0.15%)	0.06%	(0.04%)	(0.02%)

Portfolio turnover rate	20	%(c)	40%	47%	63%	31%	29%

(a)	Amount rounds to less than $0.01 per share.
(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.
See accompanying notes to financial statements.

AVE MARIA GROWTH FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value at beginning of period	$30.80		$26.44	$25.02	$28.24	$30.19	$23.71

Income (loss) from investment operations:
Net investment income (loss)	0.03		0.03	0.02	0.07	(0.03)	(0.08)
Net realized and unrealized gains (losses) on investments	1.86		7.22	3.01	(0.81)	2.33	7.55
Total from investment operations	1.89		7.25	3.03	(0.74)	2.30	7.47

Less distributions:
From net investment income	—		(0.03)	(0.02)	(0.07)	—	—
From net realized gains on investments	—		(2.86)	(1.59)	(2.41)	(4.25)	(0.99)
Total distributions	—		(2.89)	(1.61)	(2.48)	(4.25)	(0.99)

Net asset value at end of period	$32.69		$30.80	$26.44	$25.02	$28.24	$30.19

Total return (a)	6.1	%(b)	27.4%	12.1%	(2.7%)	7.5%	31.5%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$580,952		$482,515	$351,085	$300,119	$303,840	$285,132

Ratio of total expenses to average net assets	0.96	%(c)	1.08%	1.17%	1.17%	1.28%	1.43%

Ratio of net investment income (loss) to average net assets	0.18	%(c)	0.10%	0.09%	0.24%	(0.10%)	(0.29%)

Portfolio turnover rate	14	%(b)	26%	29%	32%	36%	18%

(a)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Not annualized.
(c)	Annualized.
See accompanying notes to financial statements.

AVE MARIA RISING DIVIDEND FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value at beginning of period	$18.44		$16.79	$15.58	$17.72	$17.56	$13.49

Income (loss) from investment operations:
Net investment income	0.12		0.20	0.27	0.24	0.18	0.17
Net realized and unrealized gains (losses) on investments	0.19		2.62	2.11	(1.27)	1.46	4.38
Total from investment operations	0.31		2.82	2.38	(1.03)	1.64	4.55

Less distributions:
From net investment income	(0.11)		(0.20)	(0.28)	(0.23)	(0.18)	(0.17)
From net realized gains on investments	—		(0.97)	(0.89)	(0.88)	(1.30)	(0.31)
Total distributions	(0.11)		(1.17)	(1.17)	(1.11)	(1.48)	(0.48)

Net asset value at end of period	$18.64		$18.44	$16.79	$15.58	$17.72	$17.56

Total return (a)	1.7	%(b)	16.8%	15.3%	(5.9%)	9.3%	33.9%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$861,680		$970,109	$828,649	$750,890	$848,096	$710,150

Ratio of total expenses to average net assets	0.93	%(c)	0.92%	0.92%	0.92%	0.92%	0.97%

Ratio of net investment income to average net assets	1.10	%(c)	1.12%	1.61%	1.38%	1.01%	1.16%

Portfolio turnover rate	14	%(b)	26%	24%	35%	29%	14%

(a)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Not annualized.
(c)	Annualized.
See accompanying notes to financial statements.

AVE MARIA WORLD EQUITY FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value at beginning of period	$15.08		$13.18	$12.36	$13.22	$13.90	$11.46

Income (loss) from investment operations:
Net investment income	0.09		0.07	0.06	0.07	0.04	0.03
Net realized and unrealized gains (losses) on investments	(0.12)		2.29	1.01	(0.70)	0.04	2.66
Total from investment operations	(0.03)		2.36	1.07	(0.63)	0.08	2.69

Less distributions:
From net investment income	—		(0.07)	(0.06)	(0.07)	(0.04)	(0.03)
From net realized gains on investments	—		(0.39)	(0.19)	(0.16)	(0.72)	(0.22)
Total distributions	—		(0.46)	(0.25)	(0.23)	(0.76)	(0.25)

Net asset value at end of period	$15.05		$15.08	$13.18	$12.36	$13.22	$13.90

Total return (a)	(0.2	%)(b)	17.9%	8.7%	(4.8%)	0.5%	23.5%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$63,736		$62,170	$46,030	$41,199	$42,667	$39,870

Ratio of total expenses to average net assets	1.42	%(c)	1.41%	1.45%	1.50%	1.50%	1.55%

Ratio of net expenses to average net assets (d)	1.25	%(c)	1.25%	1.33%	1.50%	1.50%	1.50%

Ratio of net investment income to average net assets (d)	1.13	%(c)	0.50%	0.50%	0.51%	0.29%	0.28%

Portfolio turnover rate	19	%(b)	29%	42%	35%	36%	31%

(a)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Not annualized.
(c)	Annualized.
(d)	Ratio was determined after advisory fee reductions (Note 2).
See accompanying notes to financial statements.

AVE MARIA BOND FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2018 (Unaudited)		Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value at beginning of period	$11.42		$11.19	$11.02	$11.15	$11.38	$11.04

Income (loss) from investment operations:
Net investment income	0.09		0.17	0.15	0.14	0.12	0.11
Net realized and unrealized gains (losses) on investments	(0.10)		0.30	0.35	(0.06)	0.12	0.56
Total from investment operations	(0.01)		0.47	0.50	0.08	0.24	0.67

Less distributions:
From net investment income	(0.09)		(0.17)	(0.15)	(0.14)	(0.12)	(0.11)
From net realized gains on investments	—		(0.07)	(0.18)	(0.07)	(0.35)	(0.22)
Total distributions	(0.09)		(0.24)	(0.33)	(0.21)	(0.47)	(0.33)

Net asset value at end of period	$11.32		$11.42	$11.19	$11.02	$11.15	$11.38

Total return (a)	(0.1	%)(b)	4.2%	4.5%	0.7%	2.2%	6.1%

Ratios/Supplementary Data:
Net assets at end of period (000’s)	$316,504		$307,234	$248,971	$223,842	$180,718	$149,750

Ratio of total expenses to average net assets	0.51	%(c)	0.50%	0.50%	0.51%	0.54%	0.70%

Ratio of net investment income to average net assets	1.56	%(c)	1.47%	1.34%	1.30%	1.10%	1.01%

Portfolio turnover rate	17	%(b)	19%	21%	25%	21%	17%

(a)	Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Not annualized.
(c)	Annualized.
See accompanying notes to financial statements.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
June 30, 2018 (Unaudited)

1. Organization and Significant Accounting Policies

The Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund (individually, a “Fund” and collectively, the “Funds”) are each a diversified series of the Schwartz Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and established as an Ohio business trust under a Declaration of Trust dated August 31, 1992.

The investment objective of the Ave Maria Value Fund is to seek long-term capital appreciation from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Growth Fund is to seek long-term capital appreciation, using the growth style, from equity investments in companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Rising Dividend Fund is to provide increasing dividend income over time, long-term growth of capital, and a reasonable level of current income from investments in dividend-paying common stocks of companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria World Equity Fund is to seek long-term capital appreciation from equity investments in U.S. and non-U.S. companies that do not violate core values and teachings of the Roman Catholic Church. The investment objective of the Ave Maria Bond Fund is to seek preservation of principal with a reasonable level of current income in corporate debt and equity securities that do not violate core values and teachings of the Roman Catholic Church. See the Funds’ Prospectus for information regarding the investment strategies of each Fund.

Shares of each Fund are sold at net asset value. To calculate the net asset value, a Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share for each Fund.

The Funds follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

New Accounting Pronouncement – In March 2017, FASB issued Accounting Standards Update No. 2017-08 – Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (the “ASU”). The ASU shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount, which continues to amortize to

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying the ASU.

(a) Valuation of investments – Securities which are traded on stock exchanges are valued at the closing sales price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price or, if an Official Closing Price is not available, at the most recently quoted bid price. Securities traded in the over-the-counter market are valued at the last reported sales price or, if there is no reported sale on the valuation date, at the most recently quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Fixed income securities are generally valued using prices provided by an independent pricing service. The independent pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining these prices. Investments in shares of other open-end investment companies are valued at their net asset value as reported by such companies. When using quoted prices and when the market for the securities are considered active, the securities will be classified as Level 1 within the fair value hierarchy (see below). Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees, and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Fair value pricing may be used, for example, in situations where (i) a security is so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) the exchange on which the security is principally traded closes early; or (iii) trading of the security is halted during the day and does not resume prior to a Fund’s net asset value calculation. A security’s “fair value” price may differ from the price next available for that security using the Funds’ normal pricing procedures.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

U.S. Treasury Obligations and Corporate Bonds held by the Ave Maria Bond Fund are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments, by security type, as of June 30, 2018:

Ave Maria Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$229,329,356	$—	$—	$229,329,356
Money Market Funds	24,092,944	—	—	24,092,944
Total	$253,422,300	$—	$—	$253,422,300

Ave Maria Growth Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$540,997,517	$—	$—	$540,997,517
Money Market Funds	44,179,810	—	—	44,179,810
Total	$585,177,327	$—	$—	$585,177,327

Ave Maria Rising Dividend Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$815,502,340	$—	$—	$815,502,340
Money Market Funds	42,580,025	—	—	42,580,025
Total	$858,082,365	$—	$—	$858,082,365

Ave Maria World Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$60,370,668	$—	$—	$60,370,668
Money Market Funds	3,295,113	—	—	3,295,113
Total	$63,665,781	$—	$—	$63,665,781

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Ave Maria Bond Fund	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$149,266,531	$—	$149,266,531
Corporate Bonds	—	95,659,461	—	95,659,461
Common Stocks	60,618,270	—	—	60,618,270
Money Market Funds	9,521,677	—	—	9,521,677
Total	$70,139,947	$244,925,992	$—	$315,065,939

Refer to each Fund’s Schedule of Investments for a listing of the securities by security type and sector or industry type. As of June 30, 2018, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund did not have any transfers between Levels. There were no Level 3 securities or derivative instruments held by the Funds as of June 30, 2018. It is the Funds’ policy to recognize transfers between Levels at the end of the reporting period. Transfers that occurred between Level 2 and 1 on June 30, 2018 for Ave Maria Value Fund due to the availability of pricing was:

Transfers from Level 2 to Level 1
Common Stocks	$1,366,700

(b) Income taxes – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve each Fund of liability for federal income taxes to the extent 100% of its net investment income and net realized capital gains are distributed in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of June 30, 2018:

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Accumulated ordinary income (loss)	$(83,885)	$466,357	$55,900	$358,047	$57,038
Net unrealized appreciation	56,440,934	154,155,701	182,673,899	9,628,763	6,967,655
Other gains	17,409,957	16,014,466	30,199,576	1,698,014	1,094,504
Total accumulated earnings	$73,767,006	$170,636,524	$212,929,375	$11,684,824	$8,119,197

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

The following information is based upon the federal income tax cost of the Funds’ investment securities as of June 30, 2018:

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Gross unrealized appreciation	$60,761,884	$157,918,261	$188,195,633	$10,578,677	$11,773,483
Gross unrealized depreciation	(4,320,950)	(3,762,560)	(5,521,734)	(949,914)	(4,805,828)
Net unrealized appreciation	$56,440,934	$154,155,701	$182,673,899	$9,628,763	$6,967,655
Federal income tax cost	$196,981,366	$431,021,626	$675,408,466	$54,037,018	$308,098,284

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for the Ave Maria Growth Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales. There is no difference between the federal income tax cost and the financial statement cost of portfolio investments for the Ave Maria Value Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund as of June 30, 2018.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for the current and all open tax years (tax years ended December 31, 2014 through December 31, 2017) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(c) Investment transactions and investment income – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. Cost of investments includes amortization of premiums and accretion of discounts. Realized gains and losses on investments sold are determined on a specific identification basis. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s rules and tax rates.

(d) Dividends and distributions – Dividends from net investment income, if any, are declared and paid annually in December for the Ave Maria Value Fund, the Ave Maria Growth Fund and the Ave Maria World Equity Fund. Dividends from net investment income, if any, are declared and paid quarterly for the Ave Maria Rising Dividend Fund and are declared and paid monthly for the Ave Maria Bond Fund. Each Fund expects to distribute any net realized capital gains annually. Dividends

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid to shareholders during the periods ended June 30, 2018 and December 31, 2017 was as follows:

Periods Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Ave Maria Value Fund:
June 30, 2018	$—	$—	$—
December 31, 2017	$248,730	$18,006,749	$18,255,479
Ave Maria Growth Fund:
June 30, 2018	$—	$—	$—
December 31, 2017	$576,743	$40,927,231	$41,503,974
Ave Maria Rising Dividend Fund:
June 30, 2018	$5,504,152	$—	$5,504,152
December 31, 2017	$12,626,725	$45,935,306	$58,562,031
Ave Maria World Equity Fund:
June 30, 2018	$—	$—	$—
December 31, 2017	$268,281	$1,569,522	$1,837,803
Ave Maria Bond Fund
June 30, 2018	$2,370,528	$—	$2,370,528
December 31, 2017	$4,102,344	$1,781,882	$5,884,226

(e) Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Common expenses – Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

2. Investment Advisory Agreements and Transactions with Related Parties

The Chairman and President of the Trust is also the Chairman and Chief Executive Officer of Schwartz Investment Counsel, Inc. (the “Adviser”). Certain other officers of the Trust are officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative, accounting and transfer agent for the Funds, or of Ultimus Fund Distributors, LLC (the “Distributor”), the Funds’ principal underwriter.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Pursuant to Investment Advisory Agreements between the Trust and the Adviser, the Adviser is responsible for the management of each Fund and provides investment advice along with the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. The Adviser receives from each of the Ave Maria Value Fund and the Ave Maria World Equity Fund a fee, which is accrued daily and paid quarterly, at the annual rate of 0.95% of its average daily net assets. The Adviser receives from each of the Ave Maria Growth Fund and the Ave Maria Rising Dividend Fund a fee, which is accrued daily and paid quarterly, at the annual rate of 0.75% of average daily net assets. The Adviser receives from the Ave Maria Bond Fund a fee, which is accrued daily and paid quarterly, at the annual rate of 0.30% of its average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees or reimburse a portion of operating expenses until at least May 1, 2019 so that the ordinary operating expenses of each of the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund and the Ave Maria World Equity Fund do not exceed 1.25% per annum of average daily net assets; and the ordinary operating expenses of the Ave Maria Bond Fund do not exceed 0.60% per annum of average daily net assets. Accordingly, during the six months ended June 30, 2018, the Adviser reduced its investment advisory fees by $52,471 with respect to the Ave Maria World Equity Fund.

Any investment advisory fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided the Funds are able to effect such repayment and remain in compliance with any undertaking by the Adviser to limit expenses of the Funds. As of June 30, 2018, the Adviser may seek recoupment of investment advisory fee reductions from the Ave Maria World Equity Fund totaling $189,474 no later than the dates as stated below:

Ave Maria World Equity
December 31, 2019	$52,827
December 31, 2020	84,176
June 30, 2021	52,471
Total	$189,474

The Chief Compliance Officer of the Trust (the “CCO”) is an employee of the Adviser. The Trust pays the Adviser a fee for providing CCO services, of which each Fund pays its proportionate share along with the other series of the Trust. In addition, the Trust reimburses the Adviser for out-of-pocket expenses incurred, if any, for providing these services.

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

Pursuant to a Mutual Fund Services Agreement between the Trust and Ultimus, Ultimus supplies regulatory and compliance services, calculates the daily net asset value per share of each Fund, maintains the financial books and records of the Funds, maintains the records of each shareholder’s account, and processes purchases and redemptions of each Fund’s shares. For the performance of these services, Ultimus receives fees from each Fund computed as a percentage of such Fund’s average daily net assets, subject to a minimum monthly fee.

Pursuant to a Distribution Agreement between the Trust and the Distributor, the Distributor serves as each Fund’s exclusive agent for the distribution of its shares. The Distributor is an affiliate of Ultimus.

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) receives from the Trust an annual retainer of $46,000 (except that such fee is $56,000 for the Lead Independent Trustee/Chairman of the Governance Committee and $50,000 for the Chairman of the Audit Committee), payable quarterly; a fee of $6,000 for attendance at each meeting of the Board of Trustees; plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of the Independent Trustees’ fees and expenses along with the other series of the Trust.

Each member of the Catholic Advisory Board (“CAB”), including Emeritus members, receives an annual retainer of $4,000 (except that such fee is $14,000 for the CAB chairman), payable quarterly; a fee of $3,000 for attendance at each meeting of the CAB (including the CAB chairman); plus reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of CAB members’ fees and expenses.

3. Investment Transactions

During the six months ended June 30, 2018, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

	Ave Maria Value Fund	Ave Maria Growth Fund	Ave Maria Rising Dividend Fund	Ave Maria World Equity Fund	Ave Maria Bond Fund
Purchases of investment securities	$45,028,997	$148,888,842	$126,535,576	$13,691,861	$40,026,295
Proceeds from sales and maturities of investment securities	$53,219,408	$68,244,776	$229,256,671	$11,126,101	$16,318,614

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

4. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

5. Affiliated Investment

A company is considered an affiliate of a Fund under the 1940 Act if the Fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. As of December 31, 2017, Unico American Corporation (“Unico”) was an affiliate of the Ave Maria Value Fund, but as of June 30, 2018 is no longer an affiliate of the Fund. The industry and percentage of net assets for Unico can be found on the Ave Maria Value Fund’s Schedule of Investments. Further information on this holding for the six months ended June 30, 2018 appears below:

AVE MARIA VALUE FUND
Affiliated Issuer Report
UNICO AMERICAN CORPORATION
From December 31, 2017 to June 30, 2018
Shares at beginning of period	280,000
Shares sold during the period	(107,000)
Shares at end of period	173,000
Market value at beginning of period	$2,380,000
Sales during the period	(888,218)
Net realized gains during the period	493,398
Change in unrealized appreciation (depreciation)	(618,480)
Market value at end of period	$1,366,700
Dividend income earned during the period	$—

AVE MARIA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
(Continued)

6. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of June 30, 2018, the Ave Maria Growth Fund had 29.5% of the value of its net assets invested in stocks within the industrials sector.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The ongoing costs reflected in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (January 1, 2018) and held until the end of the period (June 30, 2018).

The tables that follow illustrate each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ Prospectus.

AVE MARIA MUTUAL FUNDS
ABOUT YOUR FUNDS’ EXPENSES
(Unaudited) (Continued)

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Net Expense Ratio(a)	Expenses Paid During Period(b)
Ave Maria Value Fund
Based on Actual Fund Return	$1,000.00	$ 1,035.40	1.19%	$6.01
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,018.89	1.19%	$5.96

Ave Maria Growth Fund
Based on Actual Fund Return	$1,000.00	$ 1,061.40	0.96%	$4.91
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.03	0.96%	$4.81

Ave Maria Rising Dividend Fund
Based on Actual Fund Return	$1,000.00	$ 1,016.90	0.93%	$4.65
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,020.18	0.93%	$4.66

Ave Maria World Equity Fund
Based on Actual Fund Return	$1,000.00	$ 998.00	1.25%	$6.19
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,018.60	1.25%	$6.26

Ave Maria Bond Fund
Based on Actual Fund Return	$1,000.00	$ 998.70	0.51%	$2.53
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$ 1,022.27	0.51%	$2.56

(a)	Annualized, based on each Fund's most recent one-half year expenses.
(b)	Expenses are equal to each Fund's annualized net expense ratio multiplied by the average account value over the period, muliplied by 181/365 (to reflect the one-half year period).

AVE MARIA MUTUAL FUNDS
OTHER INFORMATION
(Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free (888) 726-9331, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling (888) 726-9331. Furthermore, you may obtain a copy of the filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited)

At an in-person meeting held on February 9, 2018, the Board of Trustees, including the Independent Trustees voting separately, approved the continuance of the Advisory Agreements with Schwartz Investment Counsel, Inc. (the “Adviser”) on behalf of each of the Ave Maria Value Fund, the Ave Maria Growth Fund, the Ave Maria Rising Dividend Fund, the Ave Maria World Equity Fund and the Ave Maria Bond Fund (the “Ave Maria Mutual Funds” or “Funds”).

The Independent Trustees were advised and assisted throughout their evaluation by independent legal counsel experienced in matters relating to the investment management industry. The Independent Trustees received advice from their independent legal counsel, including a legal memorandum, on the standards and obligations in connection with their consideration of the continuance of the Advisory Agreements. The Independent Trustees also received and reviewed relevant information provided by the Adviser in response to requests of the Independent Trustees and their legal counsel to assist in their evaluation of the terms of the Advisory Agreements, including whether the Advisory Agreements continue to be in the best interests of the Funds and their shareholders. The Independent Trustees also retained an independent consultant (Strategic Insight) to prepare an expense and performance analysis for each of the Ave Maria Mutual Funds. The Strategic Insight materials included information regarding advisory fee rates, other operating expenses, expense ratios, and performance comparisons to each Fund’s peer group and to a broad-based securities index. Prior to the Board meeting, the Independent Trustees discussed separately with Strategic Insight the methodologies that it used to construct its report and the Morningstar, Inc. (“Morningstar”) categories that it identified to base its peer group comparisons for the Funds and other aspects of its report. The Independent Trustees met separately with independent counsel to discuss the continuance of the Advisory Agreements, during which time no representatives of the Adviser were present.

The Independent Trustees considered that they meet with the portfolio managers of each Fund at regularly scheduled meetings over the course of the year to discuss the investment results, portfolio composition, and developments affecting the performance of each Fund and the investment management industry in general. They also considered that the Adviser had discussed the overall condition of the economy and the markets, including an analysis of the factors that have influenced the markets, investor preferences and market sentiment.

The Trustees reviewed, among other things: (1) industry data comparing the advisory fees and expense ratios of the Funds with those of comparable investment companies and any model portfolios under the management of the Adviser; (2) comparative performance information; (3) the Adviser’s revenues and profitability for providing services to the Funds; and (4) information about the Adviser’s portfolio managers, research analysts, investment process, compliance program and risk management processes.

As part of this process, the Trustees considered various factors, among them:

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

●	the nature, extent and quality of the services provided by the Adviser;

●	the fees charged for those services and the Adviser’s profitability with respect to each Fund (and the methodology by which such profitability was calculated);

●	each Fund’s performance;

●	the extent to which economies of scale may be realized as a Fund grows; and

●	whether current fee levels reflect these economies of scale for the benefit of a Fund’s shareholders.

In their consideration of the nature, extent and quality of services provided to the Funds, the Trustees discussed the responsibilities of the Adviser under the Advisory Agreements and the investment management process applied to each Fund. The Trustees reviewed the background and experience of the Adviser’s key investment and research personnel, the co-portfolio management structure for the Ave Maria Mutual Funds and the research process and brokerage practices that are applied in the management of the Funds. The Trustees noted the co-portfolio manager changes for Ave Maria Value Fund and Ave Maria Bond Fund that became effective January 1, 2018. The Trustees next discussed the background and experience of the Adviser’s operational and compliance personnel, the Adviser’s ongoing responsibilities with regards to the compliance program of the Trust and the Trust’s overall compliance record. The Trustees considered the strength and stability of the Adviser, its investment approach and the quality of its risk management program, technology capabilities, shareholder support services and shareholder communications. The Trustees also considered the significant risks assumed by the Adviser in connection with the services provided to the Funds, including investment, operational, enterprise, regulatory and compliance risks. The Trustees concluded that the nature, extent and quality of the services to the Funds was acceptable.

The Trustees reviewed information provided by Strategic Insight on the advisory fees paid by each Fund and compared such fees to the advisory fees paid by similar mutual funds, as compiled by Morningstar. The Trustees compared the net advisory fees of each Fund with the net advisory fees of representative funds within its Morningstar peer group. The Trustees noted that the Morningstar information showed that the net advisory fee ratio for each Fund is higher than the median net advisory fee ratio of its respective Morningstar peers. The Trustees compared the net total expense ratio of each Fund with the net total expense ratios of representative funds within its Morningstar peer group. The Trustees noted that the Morningstar information showed that the net total expense ratios of each Fund is lower than the median net total expense ratio of its respective Morningstar peers. The Independent Trustees took into account that the net operating expenses of the Ave Maria Value Fund, Ave Maria Rising Dividend Fund, Ave Maria World Equity Fund and Ave Maria Bond Fund were unchanged during the 2017 calendar year and the operating expenses of the Ave Maria Growth Fund had declined. The Trustees

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

noted that the Adviser had reduced the advisory fee rate for the Ave Maria Growth Fund from 0.95% to 0.85% effective May 1, 2017, and from 0.85% to 0.75% effective January 1, 2018. The Independent Trustees were mindful that the fee reductions made by the Adviser during the 2017 calendar year, on behalf of the Ave Maria World Equity Fund, had the effect of reducing the net management fee and net operating expenses of the Fund. The Trustees considered the fees the Adviser charges for its model portfolio accounts having similar strategies to certain of the Funds. The Independent Trustees considered the Adviser’s explanation that the differences between the advisory fees paid by these Funds and the advisory fees paid by the model portfolios reflect operational and regulatory differences between advising these Funds and the model portfolio accounts, and the Adviser’s additional explanation of the difference in the nature and scope of services that are required of the Adviser for providing initial model security names are far less that those required for managing the Funds on a continuous basis. The Trustees concluded that, based upon the investment strategies of each Fund and the quality of services provided by the Adviser, the advisory fees paid by each Fund are acceptable.

The Trustees reviewed the Adviser’s analysis of its profitability in managing the Funds during the 2017 calendar year, including the methodology by which that profitability analysis was calculated. The Trustees considered that the Adviser may receive, in addition to the advisory fee, certain indirect benefits from serving as the Funds’ investment adviser, including various research services as a result of the placement of the Funds’ portfolio brokerage. The Trustees considered the Adviser’s investments in its business and the costs to the Adviser of providing ongoing services to the Funds, including staffing costs and costs to maintain systems and resources that support portfolio trading, research and other portfolio management functions. They also considered, in a broader context of the Adviser’s overall business, that the Adviser bears the shareholder recordkeeping costs charged by third party financial intermediaries investing in the Funds. Based upon their review of the Adviser’s profitability analysis, the Board concluded that the Adviser’s profitability is reasonable.

The Trustees considered both the short-term and long-term investment performance of each Fund in light of its investment objective(s). The Trustees considered each Fund’s historical performance over the nine-month period ended November 30, 2017, as compared to the returns of relevant indices. The Trustees observed that the Ave Maria Growth Fund and the Ave Maria Bond Fund each exceeded the returns of its respective benchmark index during the nine-month period ended November 30, 2017 and the Ave Maria Value Fund, Ave Maria Rising Dividend Fund and the Ave Maria World Equity Fund each placed below the returns of its respective benchmark index over the same period. The Trustees further considered the investment performance of each Fund compared to similarly managed mutual funds as compiled by Morningstar for selected periods ending November 30, 2017. The Trustees noted that the Ave Maria Value Fund placed in the third quartile of its Morningstar peers for the one-year period and in the

AVE MARIA MUTUAL FUNDS
APPROVAL OF ADVISORY AGREEMENTS
(Unaudited) (Continued)

fourth quartile of its Morningstar peers for the three- five and ten-year periods; the Ave Maria Growth Fund placed in the second quartile of its Morningstar peers for the one- and five-year periods, and in the first quartile of its Morningstar peers for the three- and ten-year periods; the Ave Maria Rising Dividend Fund placed in the fourth quartile of its Morningstar peers for the one- three- and five-year periods and in the first quartile of its Morningstar peers for the ten-year period; the Ave Maria Bond Fund placed in the fourth quartile of its Morningstar peers for the one-year period, in the second quartile of its Morningstar peers for the ten-year period, in the third quartile of its Morningstar peers for the three- and five-year periods, and has operated without any negative calendar year-end returns since its inception; and the Ave Maria World Equity Fund placed in the fourth quartile of its Morningstar peers for the one-, three- and five-year periods. The Trustees considered that the performance of the Ave Maria Value Fund is the result of a value-oriented investment process and the performance of the Ave Maria Rising Dividend Fund is the result of a dividend-paying process and noted that growth momentum stocks were favored over value and dividend-paying stocks during 2017 and many of the years before. The Trustees were mindful of the tendency of different styles of investing to be in and out of favor during certain periods. The Trustees considered the additional responsibilities of the Adviser in screening for morally responsible investments and the benefits of an investment product that is designed to align with Catholic values. The Trustees concluded that the Funds’ investment results have been satisfactory and the quality of the services provided by the Adviser, combined with its long-term record of managing the Funds, supports their view that the Adviser’s continued management should benefit the Funds and their shareholders.

The Trustees also considered the existence of any economies of scale and whether those would be passed along to the Funds’ shareholders. The Trustees observed that as the Funds’ assets have grown, their respective expense ratios generally have fallen. The Trustees also observed that the Adviser has a history of reducing the advisory fees paid by certain Funds in order to maintain a lower operating expense ratio for that Fund. The Trustees discussed whether a reduction in the advisory fees paid by a Fund by means of a breakpoint would be appropriate. They noted the benefits and downsides to having a flat fee from inception. The Board concluded that the current advisory fee structure is reasonable and reflects the sharing of economies of scale.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the continuance of the Advisory Agreements and each Trustee may have attributed different weights to certain factors. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to approve the continuance of the Advisory Agreements for an additional annual period.

AVE MARIA MUTUAL FUNDS
RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
(Unaudited)

On March 15, 2018, a Special Meeting of Shareholders of the Trust was held for the purpose of considering the election of seven trustees for the Trust. The number of shares of the Trust present by proxy and voting at the Special Meeting represented 68.45% of the total shares entitled to vote at the meeting. Each of the seven nominees was elected by the shareholders of the Trust.

The results of the voting with respect to the election of the seven Trustees were as follows:

	Number of Shares
Nominee/Trustee	Affirmative	Withhold
Louis C. Bosco, Jr.	76,174,290	1,709,478
Donald J. Dawson, Jr.	76,243,041	1,640,727
Joseph M. Grace	76,225,622	1,658,146
John J. McHale, Jr.	74,531,598	3,352,170
Edward J. Miller	76,752,876	1,130,892
William A. Morrow	76,763,936	1,119,832
George P. Schwartz	76,441,505	1,442,263

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Ave Maria Mutual Funds
series of Schwartz Investment Trust
801 W. Ann Arbor Trail, Suite 244
Plymouth, Michigan 48170

Board of Trustees
George P. Schwartz, CFA, Chairman
Louis C. Bosco, Jr., Emeritus
Donald J. Dawson, Jr., Lead Independent Trustee
Joseph M. Grace, Emeritus
John J. McHale, Jr.
Edward J. Miller
William A. Morrow

Executive Officers
George P. Schwartz, CFA, President
Richard L. Platte, Jr., CFA, V.P./Secretary
Robert C. Schwartz, CFP, V.P.
Timothy S. Schwartz, CFA, Treasurer
Cathy M. Stoner, CPA, IACCP, Chief Compliance Officer

Catholic Advisory Board
Paul R. Roney, Chairman
Robert P. George, Ph.D.
Scott Hahn, Ph.D.
Lou Holtz, Emeritus
Larry Kudlow, Emeritus
Thomas S. Monaghan
Melissa Moschella, Ph.D.
Gloria Purvis
Fr. John Riccardo, Emeritus

5060 Annunciation Circle, Suite 101
Ave Maria, Florida 34142

Distributor
ULTIMUS FUND DISTRIBUTORS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

Custodian
US BANK, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Administrator
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 S. Wacker Drive
Chicago, Illinois 60606

Legal Counsel
SULLIVAN & WORCESTER LLP
1666 K Street, NW, Suite 700
Washington, DC 20006

www.avemariafunds.com

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Nominating and Governance Committee shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants. Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Schwartz Investment Trust

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President and Principal Executive Officer

Date	August 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ George P. Schwartz
George P. Schwartz, President and Principal Executive Officer

Date	August 28, 2018

By (Signature and Title)*		/s/ Timothy S. Schwartz
Timothy S. Schwartz, Treasurer and Principal Financial Officer

Date	August 28, 2018

*	Print the name and title of each signing officer under his or her signature.